As filed with the Securities and Exchange Commission on December 14, 2006

Securities Act Registration Statement No. 033-66528

Investment Company Act File No. 811-07912

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment	☐
Post-Effective Amendment No. 27	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 28	☒
(Check appropriate box or boxes)

OLD WESTBURY FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

760 Moore Road

King of Prussia, PA 19406

(Address of Principal Executive Offices, including Zip Code)

Steven L. Williamson, Esq.

Bessemer Trust Company, N.A.

630 Fifth Avenue

New York, New York 10111

(Name and Address of Agent for Service)

COPY TO:

Robert Kurucza, Esq.

Morrison & Foerster LLP

2000 Pennsylvania Avenue, NW Suite 5500

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b) of Rule 485; or

☐	On (date) pursuant to paragraph (b) of Rule 485; or

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485; or

☐	On (date) pursuant to paragraph (a)(1) of Rule 485; or

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or

☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

OLD WESTBURY FUNDS, INC.

EXPLANATORY NOTE

This Post-Effective Amendment No. 27 to the Registration Statement of Old Westbury Funds, Inc. (the “Corporation”) is being filed to make certain non-material changes to Part B and to update Part C. Part A is hereby incorporated by reference.

OLD WESTBURY FUNDS, INC.

Statement of Additional Information

February 28, 2006, as amended April 10, 2006 and December 14, 2006

Old Westbury Large Cap Equity Fund (“Large Cap Equity Fund”)

Old Westbury Mid Cap Equity Fund (“Mid Cap Equity Fund”)

Old Westbury International Fund (“International Fund”)

Old Westbury Global Small Cap Fund (“Global Small Cap Fund”)

Old Westbury Real Return Fund (“Real Return Fund”)

Old Westbury Fixed Income Fund (“Fixed Income Fund”)

Old Westbury Municipal Bond Fund (“Municipal Bond Fund”)

(each a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Funds’ prospectus dated February 28, 2006, as amended April 10, 2006. This SAI incorporates by reference the Funds’ Annual Report dated October 31, 2005 and Semi-Annual Report dated April 30, 2006. You may obtain the prospectus, Annual Report or Semi-Annual Report without charge by calling 1-800-607-2200.

Bessemer Investment Management LLC – the

Funds’ Investment Adviser (the “Adviser”)

HOW ARE THE FUNDS ORGANIZED?

Old Westbury Funds, Inc. (the “Corporation”) is an open-end, management investment company that was established under the laws of the State of Maryland on August 26, 1993. Old Westbury Mid Cap Equity Fund changed its name from Old Westbury Capital Opportunity Fund on July 27, 2004. Old Westbury Large Cap Equity Fund changed its name from Old Westbury Core Equities Fund on February 20, 2004.

The Funds are diversified portfolios of the Corporation. The Corporation may offer separate series of shares representing interests in separate portfolios of securities.

SECURITIES IN WHICH THE FUNDS INVEST

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A “Y” in the table indicates that the Fund may purchase or engage in the corresponding instrument or technique. A “N” indicates the Fund (1) is prohibited by investment restriction or policy from purchasing the instrument or engaging in the technique or (2) does not intend to purchase or engage in the corresponding instrument or technique although the Fund is not prohibited from doing so. Following the table is further information describing the investments and techniques listed in the table.

Securities	Large Cap Equity Fund	Mid Cap Equity Fund	Inter- national Fund	Global Small Cap Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund
American Depositary Receipts	Y	Y	Y	Y	Y	N	N
Asset-Backed Securities	N	N	N	N	Y	Y	N
Bank Obligations	Y	Y	Y	Y	Y	Y	Y
Borrowing	Y	Y	Y	Y	Y	Y	Y
Collectibles	N	N	N	N	Y	N	N
Commercial Paper	Y	Y	Y	Y	Y	Y	Y
Common Stock of Domestic Companies	Y	Y	Y	Y	Y	N	N
Common Stock of Foreign Companies	Y	Y	Y	Y	Y	N	N
Convertible Securities	Y	Y	Y	Y	Y	Y	N
Corporate Reorganizations	Y	Y	Y	Y	Y	Y	Y
Debt Obligations	Y	Y	Y	Y	Y	Y	Y
Derivative Contracts and Securities	Y	Y	Y	Y	Y	Y	Y
Emerging Market Companies	N	N	Y	Y	Y	N	N
European Depositary Receipts	N	N	Y	Y	Y	N	N
Fixed Rate Debt Obligations	Y	Y	Y	Y	Y	Y	Y
Floating Rate Debt Obligations	Y	Y	Y	Y	Y	Y	Y
Foreign Currency Transactions	Y	Y	Y	Y	Y	Y	N
Foreign Securities	Y	Y	Y	Y	Y	Y	N
Futures and Options Transactions	Y	Y	Y	Y	Y	Y	Y
Global Depositary Receipts	N	N	Y	Y	Y	N	N
High Yield Securities	Y	Y	Y	N	Y	Y	N
Hybrid or Linked Instruments	N	N	N	N	Y	N	N

Securities	Large Cap Equity Fund	Mid Cap Equity Fund	Inter- national Fund	Global Small Cap Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund
Illiquid and Restricted Securities	Y	Y	Y	Y	Y	Y	Y
Inflation Protected Securities	N	N	N	N	Y	N	N
Inverse Floaters	N	N	N	N	Y	Y	N
Lending of Portfolio Securities	Y	Y	Y	Y	Y	Y	Y
Money Market Instruments	Y	Y	Y	Y	Y	Y	Y
Mortgage-Backed Securities	N	N	N	N	Y	Y	N
Municipal Securities	N	N	N	N	Y	Y	Y
Participation Interests	N	N	N	N	Y	N	Y
Precious Metals	N	N	N	N	Y	N	N
Preferred Stocks	Y	Y	Y	Y	Y	N	N
Real Estate Investment Trusts	Y	Y	Y	Y	Y	N	N
Royalty Trusts	N	N	N	N	Y	N	N
Repurchase Agreements	Y	Y	Y	Y	Y	Y	Y
Small and Mid-Capitalization Stocks	Y	Y	Y	Y	Y	N	N
Shares of Other Investment Companies	Y	Y	Y	Y	Y	Y	Y
Short-Sales	Y	N	N	Y	Y	N	N
SWAPs	N	N	N	N	Y	N	N
TRAKRS	N	N	N	N	Y	N	N
U.S. Government Securities	Y	Y	Y	Y	Y	Y	Y
Temporary Investments	Y	Y	Y	Y	Y	Y	Y
Variable Rate Demand Notes	Y	Y	Y	Y	Y	Y	Y
Warrants	Y	Y	Y	Y	Y	N	N
When-Issued and Delayed Delivery Transactions	Y	Y	Y	Y	Y	Y	Y
Zero Coupon Bonds	N	N	N	N	Y	Y	N

SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS

The following describes securities, techniques and risks used by the Funds in addition to those described in the prospectus.

ASSET-BACKED SECURITIES. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee. Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds.

Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. Also, these securities may be subject to prepayment risk.

BANK OBLIGATIONS. Bank Obligations include negotiable certificates of deposit, time deposits and bankers acceptances. The Funds will invest in bank instruments (i) that have been issued by banks and savings and loans and savings banks that have more than $2 billion in total assets at the time of investment and are organized under the laws of the United States or any state; (ii) of foreign branches of these banks or of foreign banks of equivalent size; and (iii) of U.S. branches of foreign banks of equivalent size. The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Funds may also invest in obligations of the European Investment Bank, the Inter-American Development Bank or the World Bank and other such similar institutions.

BORROWING. The Funds may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of total assets and pledge some assets as collateral. A Fund that borrows will pay interest on borrowed money and may incur other transaction costs. These expenses can exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. With respect to borrowings, the Funds are required to maintain continuous asset coverage to 300% of the amount borrowed. If the coverage declines to less than 300%, the Fund must sell sufficient portfolio securities, even at a loss, to restore the coverage.

COLLECTIBLES. The Real Return Fund may invest in Collectibles, which are rare objects collected by investors. They can include stamps, coins, books, oriental rugs, antiques, sports and other memorabilia, photographs, art and wine. Collectibles are generally expected to rise in value during inflationary periods when investors are trying to move to assets viewed as an inflation hedge. Generally, collectibles can be expected to drop in value during periods of low inflation. Collectible trading for profit is subject to certain risks and other considerations, including that collectibles: (i) have limited buying and selling markets; (ii) are often bought and sold at auction and subject to buyer and/or seller premiums; (iii) experience periods of high and low demand; (iv) must be insured, physically held and properly maintained; (v) may need to have their authenticity and provenance verified from time to time; and (vi) may not have accurate market valuations available.

COMMERCIAL PAPER. The Funds may invest in commercial paper, including master demand obligations. Master demand obligations provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The commercial paper in which the Funds may invest must be rated A-1 or A-2 by Standard & Poor’s (S&P), Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (Moody’s), or F-1 or F-2 by Fitch IBCA, Inc. (Fitch). Master demand obligations are governed by agreements between the issuer and Bessemer Trust Company, N.A., acting as agent, for no additional fee, in its capacity as investment adviser to the Funds and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds’ quality restrictions. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations.

COMMON STOCKS. Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

CONVERTIBLE SECURITIES. Certain Funds may, as an interim alternative to investment in common stocks, purchase investment grade convertible debt securities having a rating of, or equivalent to, at least “BBB” by S&P or “Baa” by Moody’s, or if unrated, judged by the Adviser to be of comparable quality. Securities rated BBB or Baa have speculative characteristics. Convertible securities may include convertible preferred stock, convertible bonds and convertible bonds of foreign issues. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer’s capacity to pay interest and repay principal than are higher rated debt securities.

In selecting convertible securities, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in the rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Funds will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation. The Funds do not intend to purchase convertible securities in excess of 5% of the Fund’s total assets.

CORPORATE REORGANIZATIONS. Each Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Funds.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offerer as well as the dynamics of the business climate when the offer or proposal is in process.

In making such investments, each diversified Fund will not violate any of its diversification requirements or investment restrictions (see “Investment Restrictions”) including the requirement that, with respect to 75% of its total assets, not more than 5% of its total assets may be invested in the securities of any one issuer. Since such investments are ordinarily short-term in nature, they will increase the turnover ratio of a Fund thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments as well as monitor the effect of such investments on the federal income tax qualification tests of the Internal Revenue Code of 1986, as amended (the “Code”), imposed on the Funds. Each Fund does not intend to purchase these securities in excess of 5% of that Fund’s total assets.

CREDIT QUALITY. Generally, the fixed income securities in which a Fund invests will be rated at least investment grade by a nationally recognized statistical ratings organization (NRSRO). Investment grade securities have received one of an NRSRO’s four highest ratings. Securities receiving the fourth highest rating (Baa by Moody’s or BBB by S&P or Fitch) have speculative characteristics and changes in the market or the economy are more likely to affect the ability of the issuer to repay its obligations when due. The Adviser will evaluate downgraded securities and will sell any security determined not to be an acceptable investment. The Large Cap Equity Fund, Mid Cap Equity Fund, International Fund and Fixed Income Fund may invest up to 5% of their net assets in securities rated below investment grade, but not below the sixth highest rating category (commonly known as “junk bonds”). (See “High Yield Securities” herein for more information.)

DEBT OBLIGATIONS. The Funds may invest in the following type of debt obligations, including bonds, notes, and debentures of corporate issuers or governments, which may have fixed or floating rates of interest.

FIXED RATE DEBT OBLIGATIONS. Fixed rate debt obligations include fixed rate debt securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics includes a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described below, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates, the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

FLOATING RATE DEBT OBLIGATIONS. The Funds may invest in floating rate debt obligations including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days to an increment over some predetermined interest rate index). Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Increasing rate securities’ rates are reset periodically at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issuer’s prospectus.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) are receipts, issued by a U.S. bank, that represent an interest in shares of a foreign-based corporation. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts, issued by foreign banks or trust companies, or foreign branches of U.S. banks, that represent an interest in shares of either a foreign or U.S. corporation. Depositary Receipts may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary Receipts involve many of the same risks of investing directly in foreign securities.

EMERGING GROWTH COMPANIES. Emerging Growth Companies are companies that are beyond their initial start-up periods but have not yet reached a state of established growth or maturity. The nature of investing in emerging growth companies involves a greater level of risk than would be associated when investing in more established seasoned companies. The rate of growth of such companies may at times be dramatic; such companies often provide new products or services that enable them to capture a dominant or important market position, have a special area of expertise or are able to take advantage of changes in demographic factors in a more profitable way than other companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging growth companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. Shares of the Mid Cap Equity Fund and International Fund, therefore, may be subject to greater fluctuation in value than funds investing entirely in proven growth stocks.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Forward Foreign Currency Exchange Contracts (“Forward Contracts”) are used to minimize the risks associated with changes in the relationship between the U.S. dollar and foreign currencies. They are used to lock in the U.S. dollar price of a foreign security. A Forward Contract is a commitment to purchase or sell a specific currency for an agreed price at a future date.

If the Adviser believes a foreign currency will decline against the U.S. dollar, a Forward Contract may be used to sell an amount of the foreign currency approximating the value of a Fund’s security that is denominated in the foreign currency. The success of this hedging strategy is highly uncertain due to the difficulties of predicting the values of foreign currencies, of precisely matching Forward Contract amounts, and because of the constantly changing value of the securities involved. A Fund will not enter into Forward Contracts for hedging purposes in a particular currency in an amount in excess of the Fund’s assets denominated in that currency. Conversely, if the Adviser believes that the U.S. dollar will decline against a foreign currency, a Forward Contract may be used to buy that foreign currency for a fixed dollar amount, otherwise known as cross-hedging.

In these transactions, a Fund will segregate assets with a market value equal to the amount of the foreign currency purchased. Therefore, the Fund will always have cash, cash equivalents or high quality debt securities available to cover Forward Contracts or to limit any potential risk. The segregated assets will be priced daily.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

PUT AND CALL OPTIONS ON FOREIGN CURRENCIES. Purchasing and writing put and call options on foreign currencies are used to protect a Fund’s portfolio against declines in the U.S. dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. Writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Fund could lose money if it is required to purchase or sell foreign currencies at disadvantageous exchange rates. If exchange rate movements are adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. These options are traded on U.S. and foreign exchanges or over-the-counter. The Fund may write (sell) covered call options and secured put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of net assets may be invested in premiums on such options.

FOREIGN SECURITIES. The Funds, other than the Municipal Bond Fund, may invest in certain foreign securities; however, the only foreign securities the Mid Cap Equity Fund may invest in are securities of Canadian-based companies. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Amounts realized on foreign securities may be subject to high levels of foreign withholding and other taxes which may decrease the net return on foreign investments as compared to amounts realized by the Funds by domestic securities.

Investors should realize that the value of the Funds’ investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds’ operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Investments of the International Fund are made primarily in those regions where, in the opinion of the Funds’ Adviser and Sub-Adviser, Bessemer Group U.K. (“BGUK”), there are opportunities to achieve superior investment returns relative to other investment opportunities outside the United States. The International Fund does not, however, generally invest in debt or equity securities of U.S. issuers. The International Fund emphasizes those industrial sectors of the world’s market, which, in the opinion of its Adviser or BGUK offer the most attractive risk/reward relationships. Securities of any given issuer are evaluated on the basis of such measures as price/earnings ratios, price/book ratios, cash flows and dividend and interest income.

Since investments in foreign securities may involve foreign currencies, the value of a Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, including currency blockage.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Funds’ foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

CANADIAN SECURITIES. Canadian securities are sensitive to conditions within Canada, but also tend to follow the U.S. market. Canada’s economy relies strongly on the production and processing of natural resources. In addition, the value in U.S. dollars of the Fund’s assets denominated in Canadian currency may be affected by changes in exchange rates and regulations.

DERIVATIVE CONTRACTS AND SECURITIES. The term “derivative” has traditionally been applied to certain contracts (futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Derivatives also refer to securities that incorporate the performance characteristics of these contracts and securities derived from the cash flows from underlying securities, mortgages or other obligations. While the response of certain derivatives to market changes may differ from traditional investments like stocks and bonds, they do not necessarily present greater market risks than traditional investments. Derivative contracts and securities can reduce or increase the volatility of an investment portfolio’s total performance.

Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to market and currency risks, and may also expose the Fund to liquidity and leverage risks. Over-the-counter contracts also expose the Fund to credit risks in the event that counterparty defaults on the contract. (See “Foreign Currency Transactions”, “Futures and Options Transactions” and “Linked or Hybrid Instruments” herein for more information.)

FOREIGN CURRENCY TRANSACTIONS. All of the Funds except for the Municipal Bond Fund may engage in foreign currency transactions, which are generally used to obtain foreign currencies to settle securities transactions. They can also be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When a Fund uses foreign currency exchanges as a hedge, it may also limit potential gain that could result from an increase in the value of such currencies. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations. Foreign currency hedging transactions are used to protect against foreign currency exchange rate risks. These transactions include: forward foreign currency exchange contracts, foreign currency futures contracts, and purchasing put or call options on foreign currencies.

FUTURES AND OPTIONS TRANSACTIONS. As a means of reducing fluctuations in its net asset value, a Fund may buy and sell futures contracts and options on futures contracts, buy put and call options on portfolio securities and securities indices to hedge its portfolio or write covered put and call options on portfolio securities to attempt to increase its current income or to hedge its portfolio. There is no assurance that a liquid secondary market will exist for any particular futures contract or option at any particular time. The Fund’s ability to establish and close out futures and options positions depends on this secondary market.

FUTURES CONTRACTS. A futures contract is a commitment by two parties under which one party agrees to make delivery of an asset (seller) and another party agrees to take delivery of the asset at a certain time in the future. A futures contract may involve a variety of assets including commodities (such as oil, wheat or corn) or a financial asset (such as a security). A Fund may purchase and sell financial futures contracts: (i) to hedge against anticipated changes in the value of its portfolio without necessarily buying or selling the securities; (ii) as a broad based investment in the stock market; or (iii) for any other reason deemed appropriate by the Adviser in achieving the Fund’s investment objective. A Fund’s use of futures contracts for non-hedging purposes is subject to certain limits described below. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a futures contract is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts call for cash settlements. Pursuant to regulations and/or published positions of the Securities Exchange Commission (the “SEC”), a Fund may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

A Fund may purchase and sell stock index futures contracts: (i) to hedge against anticipated price changes with respect to any stock index traded on a recognized stock exchange or board of trade; (ii) as a broad based investment in the stock market; or (iii) for any other reason deemed appropriate by the Adviser in achieving the Fund’s investment objective. A stock index futures contract is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the price of the original contract and the value of the index at the close of the last trading day of the contract. No physical delivery of the underlying securities in the index is made. Settlement is made in cash upon termination of the contract.

The Corporation has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore, the Corporation is not subject to registration or regulation as a commodity pool operator under the CEA.

MARGIN IN FUTURES TRANSACTIONS. Since a Fund does not pay or receive money upon the purchase or sale of a futures contract, it is required to deposit an amount of initial margin in cash, U.S. government securities or highly-liquid debt securities as a good faith deposit. The margin is returned to the Fund upon termination of the contract. Initial margin in futures transactions does not involve borrowing to finance the transactions. As the value of the underlying futures contract changes daily, the Fund pays or receives cash, called variation margin, equal to the daily change in value of the futures contract. This process is known as marking to market. Variation margin does not represent a borrowing or loan by the Fund. It may be viewed as a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the Fund purchases futures contracts, it will maintain, at a minimum, an amount of cash and/or cash equivalents, equal to the underlying commodity value of the futures contracts to “collateralize” the position and insure that the futures contracts are covered. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

LIMITS ON NON-HEDGING USE OF FUTURES AND OPTIONS. A Fund will limit its use of futures contracts and options for non-hedging purposes. A Fund will not enter into a futures contract or purchase an option thereon for other than hedging purposes if immediately thereafter the initial margin deposits for futures contracts held by it, plus premiums paid by it for open options on futures contracts, would exceed 5% of the market value of its net assets, after taking into account the unrealized gains and losses on those contracts it has entered into. However, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%. In the alternative, a Fund will not enter into futures transactions for non-hedging purposes if the aggregate notional values exceed the liquidation value of its portfolio.

PUT OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS. A Fund may purchase listed put options on financial and stock index futures contracts to protect portfolio securities against decreases in value. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

A Fund may also write (sell) listed put options on financial or stock index futures contracts to hedge its portfolio against a decrease in market interest rates or an increase in stock prices. A Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When a Fund sells a put on a futures contract, it receives a cash premium in exchange for granting to the buyer of the put the right to receive from the Fund, at the strike price, a short position in such futures contract. This is so even though the strike price upon exercise of the option is greater than the value of the futures position received by such holder. As market interest rates decrease or stock prices increase, the market price of the underlying futures contract normally increases. When the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The premium received by the Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future.

In order to avoid the exercise of an option sold by it, generally a Fund will cancel its obligation under the option by entering into a closing purchase transaction, unless it is determined to be in the Fund’s interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund’s position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. If the hedge is successful, the cost of buying the second option will be less than the premium received by the Fund for the initial option.

CALL OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS. A Fund may write (sell) listed and over-the-counter call options on financial and stock index futures contracts to hedge its portfolio. When the Fund writes a call option on a futures contract, it undertakes to sell a futures contract at the fixed price at any time during the life of the option. As stock prices fall or market interest rates rise, causing the prices of futures to go down, the Fund’s obligation to sell a futures contract costs less to fulfill, causing the value of the Fund’s call option position to increase. In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund’s portfolio securities.

Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities.

A Fund may buy a listed call option on a financial or stock index futures contract to hedge against decreases in market interest rates or increases in stock price. A Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When a Fund purchases a call on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a strike price determined at the time the call was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer’s) position in the underlying futures contract. As market interest rates fall or stock prices increase, the value of the underlying futures contract will normally increase, resulting in an increase in value of the Fund’s option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, the Fund could exercise its option and buy the futures contract below market price. Prior to the exercise or expiration of the call option, the Fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, the Fund has completed a successful hedge.

LIMITATION ON OPEN FUTURES POSITIONS. A Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if together the value of the open positions exceeds the current market value of the Fund’s portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES. A Fund may purchase put options on portfolio securities to protect against price movements in the Fund’s portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A Fund may purchase call options on securities acceptable for purchase to protect against price movements by locking in on a purchase price for the underlying security. A call option gives the Fund, in return for a premium, the right to buy the underlying security from the seller at a specified price during the term of the option.

WRITING COVERED CALL AND PUT OPTIONS ON SECURITIES. A Fund may write covered call and put options to generate income and thereby protect against price movements in the Fund’s portfolio securities. As a writer of a call option, the Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash or U.S. government securities in the amount of any additional consideration). As a writer of a put option, the Fund has the obligation to purchase a security from the purchaser of the option upon the exercise of the option. In the case of put options, the Fund will segregate cash or U.S. Treasury obligations with a value equal to or greater than the exercise price of the underlying securities.

STOCK INDEX OPTIONS. A Fund may purchase or sell put or call options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Upon the exercise of the option, the holder of a call option has the right to receive, and the writer of a put option has the obligation to deliver, a cash payment equal to the difference between the closing price of the index and the exercise price of the option. The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Fund’s portfolio correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices will be subject to the Adviser correctly predicting movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

OVER-THE-COUNTER OPTIONS. Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not. A Fund may generally purchase and write over-the-counter options on portfolio securities or securities indices in negotiated transactions with the buyers or writers of the options when options on the Fund’s portfolio securities or securities indices are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions deemed creditworthy by the Adviser.

LINKED OR HYBRID INSTRUMENTS. The Real Return Fund may invest in linked or hybrid instruments. They typically combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid instrument is tied to the price of some commodity, currency or securities index or another interest rate or some other economic factor (a “benchmark”). The interest rate or the principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark.

These instruments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a linked hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a linked or hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denomination bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of linked or hybrid instruments also exposes the Fund to the credit risk of the issuer of the linked or hybrid instrument. These risks may cause significant fluctuations in the net asset value of the Fund.

ROYALTY TRUSTS. The Real Return Fund may invest in royalty trusts. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A part or all of the income distributed to investors may be tax deferred.

TRAKRS. The Real Return Fund may invest in Total Return Asset Contracts, also referred to as TRAKRS. TRAKRS are nontraditional futures contracts designed to enable investors to track a broad-based index of stocks, bonds, commodities, currencies or other asset classes. Unlike traditional investments, TRAKRS do not require the Real Return Fund to purchase and sell stocks, bonds or other assets which causes the Real Return Fund to incur costs and subject investors to potential adverse tax consequences. TRAKRS are futures contracts that are designed to track the performance of a particular index fund and do not make taxable distributions to investors. TRAKRS differ from future contracts in that an investor would pay 100% of the TRAKRS market value at the time of purchase and would not be subject to margin calls throughout the life of the specific investment.

RISKS. When a Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities or foreign currency subject to the futures contracts may not correlate perfectly with the prices of the securities or currency in the Fund’s portfolio. This may cause the futures contract and any related options to react differently to market changes than the portfolio securities or foreign currency. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements or foreign currency exchange rate fluctuations. In these events, the Fund may lose money on the futures contract or option.

When a Fund purchases futures contracts, it will maintain, at a minimum, an amount of cash and/or cash equivalents, equal to the underlying commodity value of the futures contracts to “collateralize” the position and insure that the futures contracts are covered. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

HIGH YIELD SECURITIES. All Funds except the Global Small Cap Fund and the Municipal Bond Fund may invest in high yield securities. The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities (commonly known as “junk bonds”) may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing each Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities. The Large Cap Equity Fund, Mid Cap Equity Fund, International Fund, and Fixed Income Fund may purchase or hold not more than 5% of its net assets in securities rated below investment grade (but not lower than the sixth highest rating). The Municipal Bond Fund will not invest in securities rated below investment grade.

The market for unrated securities may not be as liquid as the market for rated securities, which may result in depressed prices for the Funds in the disposal of such nonrated securities. There is no established secondary market for many of these securities. The Adviser cannot anticipate whether these securities could be sold other than to institutional investors. There is frequently no secondary market for the resale of those debt obligations that are in default. The limited market for these securities may affect the amount actually realized by each Fund upon such sale. Such sale may result in a loss to each Fund. There are certain risks involved in applying credit ratings as a method of evaluating high yield securities. For example, while credit rating agencies evaluate the safety of principal and interest payments, they do not evaluate the market risk of the securities and the securities may decrease in value as a result of credit developments.

Lower rated and nonrated securities tend to offer higher yields than higher rated securities with the same maturities because the creditworthiness of the obligors of lower rated securities may not have been as strong as that of other issuers. Since there is a general perception that there are greater risks associated with the lower-rated securities in each Fund, the yields and prices of such securities tend to fluctuate more with changes in the perceived quality of the credit of their obligors. In addition, the market value of high yield securities may fluctuate more than the market value of higher rated securities since high yield securities tend to reflect short-term market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental credit quality of such securities. High yield securities are also more sensitive to adverse economic changes and events affecting specific issuers than are higher rated securities. Periods of economic uncertainty can be expected to result in increased market price volatility of the high yield securities. High yield securities may also be directly and adversely affected by variables such as interest rates, unemployment rates, inflation rates and real growth in the economy and may be more susceptible to variables such as adverse publicity and negative investor perception than are more highly rated securities, particularly in a limited secondary market. Lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The obligors of lower rated securities possess less creditworthy characteristics than the obligors of higher rated securities, as is evidenced by those securities that have experienced a downgrading in rating or that are in default. The evaluation of the price of such securities is highly speculative and volatile. As such, these evaluations are very sensitive to the latest available public information relating to developments concerning such securities.

ILLIQUID AND RESTRICTED SECURITIES. The Funds may purchase securities which are subject to legal or contractual delays, restrictions, and costs on resale. Because of time limitations, the Funds might not be able to dispose of these securities at reasonable prices or at times advantageous to the Fund. The Fund intends to limit the purchase of restricted securities which have not been determined by the Adviser to be liquid, together with other securities considered to be illiquid, including repurchase agreements providing for settlement in more than seven days after notice, to not more than 15% of its net assets.

INVERSE FLOATERS. The Real Return Fund and the Fixed Income Fund may invest in inverse floaters. Certain securities issued by agencies of the U.S. government (agency securities) that include a class bearing a floating rate of interest also may include a class whose yield floats inversely against a specified index rate. These “inverse floaters” are more volatile than conventional fixed income or floating rate classes of an agency security and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index on which interest rate adjustments are based. As a result, the yield on an inverse floater class of an agency security will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, a Fund may lend portfolio securities to securities broker-dealers or financial institutions if: (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily; (2) the loan is subject to termination by a Fund at any time; (3) a Fund receives reasonable interest or fee payments on the loan; (4) a Fund is able to exercise all voting rights with respect to the loaned securities; and (5) the loan will not cause the value of all loaned securities to exceed one-third of the value of a Fund’s assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and a Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. In addition, if a Fund is unable to get the securities back on a timely basis, the Fund may lose certain investment opportunities. The Funds are also subject to the risks associated with the investment of cash collateral, usually fixed-income securities risk. The International Fund does not currently intend to lend portfolio securities in excess of 5% of its total assets.

MONEY MARKET INSTRUMENTS. The Funds may invest in money market instruments including obligations of the U.S. government and its agencies and instrumentalities, other short-term debt securities, commercial paper, bank obligations and money market mutual funds.

MORTGAGE-BACKED SECURITIES. The Fixed Income Fund and Real Return Fund may invest in mortgage-backed securities. Generally, homeowners have the option to prepay their mortgages at any time without penalty.

Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). The following example illustrates how mortgage cash flows are prioritized in the case of CMOs - most of the CMOs in which the Fixed Income Fund invests use the same basic structure: (1) Several classes of securities are issued against a pool of mortgage collateral (A common structure may contain four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date, and the final class (Z bond) typically receives any excess income from the underlying investments after payments are made to the other classes and receives no principal or interest payments until the shorter maturity classes have been retired, but then receives all remaining principal and interest payments) (2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities; (3) The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bond). When those securities are completely retired, all principal payments are then directed to the next shortest-maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal pay downs. The interest portion of these payments is distributed by the Funds as income, and the capital portion is reinvested.

MUNICIPAL SECURITIES. The Real Return Fund, Fixed Income Fund, and Municipal Bond Fund may invest in Municipal Securities. Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

MUNICIPAL LEASES. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered illiquid. They may take the form of a lease, an installment purchase contract, or a conditional sales contract.

Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participant can only enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants will be able to obtain an acceptable substitute source of payment.

VARIABLE RATE MUNICIPAL SECURITIES. A Fund may purchase municipal securities that have variable interest rates. Variable interest rates are ordinarily stated as a percentage of a published interest rate, interest rate index, or some similar standard, such as the 91-day U.S. Treasury bill rate.

Many variable rate municipal securities are subject to payment of principal on demand by the Fund usually in not more than seven days. All variable rate municipal securities will meet the quality standards for the Fund.

MUNICIPAL BOND INSURANCE. The Municipal Bond Fund may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest (but not the value of the bonds before they mature) on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (Issuer-Obtained Insurance) or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund. The premiums for the policies may be paid by the Fund and the yield on the Fund’s investments may be reduced thereby.

The Fund may require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Fund’s quality standards. The Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities, when, in the opinion of the Fund’s Adviser, such insurance would benefit the Fund (for example, through improvement of portfolio quality or increased liquidity of certain securities). Issuer-Obtained Insurance policies are noncancelable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the policies purchased by the Fund.

PARTICIPATION INTERESTS. The Real Return Fund and Municipal Bond Fund may purchase participation interests from financial institutions such as commercial banks, savings associations, and insurance companies. These participation interests give the Fund an undivided interest in municipal securities. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Directors will determine that participation interests meet the prescribed quality standards of the Fund.

PRECIOUS METALS. The Real Return Fund may invest in precious metals. Precious metals, such as gold, silver, platinum, and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, the Real Return Fund intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. The Real Return Fund may incur higher custody and transactions costs for precious metals than for securities. Also, precious metals investments do not pay income.

PREFERRED STOCKS. All Funds except the Fixed Income Fund and the Municipal Bond Fund may invest in preferred stocks. Preferred stocks have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Fund may treat such redeemable preferred stock as a fixed income security.

REITs. All Funds except the Fixed Income Fund and Municipal Bond Fund may invest in REITs. Real estate investment trusts, or REITs, are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements under the Code, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders for federal income tax purposes. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT is subject to the risks that impact the value of the underlying assets of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for preferential treatment under the Code. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended, inflation, and changes in market interest rates.

REPURCHASE AGREEMENTS. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. A Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the vendor. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of such repurchase agreement will always be less than one year. A Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller’s obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. A Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with other illiquid securities, more than 15% of the Fund’s net assets would be so invested. Under normal market conditions, the Funds do not intend to purchase repurchase agreements in excess of 5% of that Fund’s net assets.

SHARES OF OTHER INVESTMENT COMPANIES. The Funds may invest their assets in securities of other investment companies as an efficient means of carrying out their investment policies. Investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Funds in shares of other investment companies may be subject to such duplicate expenses.

SMALL AND MID CAPITALIZATION STOCKS. All of the Funds except for the Fixed Income Fund and the Municipal Bond Fund may invest in small and mid capitalization markets. Small capitalization companies (“Small-Cap Companies”) generally are those with market capitalizations of less than $2.6 billion at the time of purchase. Many Small-Cap Companies will have had their securities publicly traded, if at all, for only a short period of time and will not have had the opportunity to establish a reliable trading pattern through economic cycles. Investing in small and mid capitalization stocks may involve greater risk than investing in large capitalization stocks and more established companies, since they can be subject to greater volatility. The price volatility of Small-Cap Companies is relatively higher than larger, more mature companies. The greater price volatility of Small-Cap Companies may result from the fact that there may be less market liquidity, less information publicly available or few investors who monitor the activities of these companies. Further, in addition to exhibiting greater volatility, the stocks of Small-Cap Companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of Small-Cap Companies may decline in price as the price of large company stocks rise or vice versa. In addition, the market prices of these securities may exhibit more sensitivity to changes in industry or general economic conditions. Some Small-Cap Companies will not have been in existence long enough to experience economic cycles or to know whether they are sufficiently well managed to survive downturns or inflationary periods. Further, a variety of factors may affect the success of a company’s business beyond the ability of its management to prepare or compensate for them, including domestic and international political developments, government trade and fiscal policies, patterns of trade and war or other military conflict which may affect particular industries, markets or the economy generally.

Mid capitalization companies (“Mid-Cap Companies”) are generally those with market capitalizations between $2 billion and $8 billion at the time of purchase. The risks associated with investments in Mid-Cap Companies are similar to those associated with Small-Cap Companies as discussed above.

SHORT SALES. The Large Cap Equity Fund, the Global Small Cap Fund and the Real Return Fund may make short sales. A short sale occurs when a borrowed security is sold in anticipation of a decline in its price. If the decline occurs, shares equal in number to those sold short can be purchased at the lower price. If the price increases, the higher price must be paid. The purchased shares are then returned to the original lender. Risk arises because no loss limit can be placed on the transaction. When the Fund enters into a short sale, assets equal to the market price of the securities sold short or any lesser price at which the Fund can obtain such securities, are segregated on the Fund’s records and maintained until the Fund meets its obligations under the short sale.

The Fund will not sell securities short unless it (1) owns, or has a right to acquire, an equal amount of such securities, or (2) has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. The segregated amount will not exceed 25% of the Fund’s net assets. While in a short position, the Fund will retain the securities, rights, or segregated assets. Short selling may accelerate the recognition of gains.

SWAP AGREEMENTS. The Real Return Fund may enter into swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security that yielded or produced that desired return. These instruments also may be used for tax and/or cash management purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a particular security, or at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictitious basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S government securities, or high grade debt obligations, to limit any potential leveraging of the Fund’s portfolio.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Adviser correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain positions adopted by the Internal Revenue Service may limit the Fund’s ability to use swap agreements in a desired tax strategy. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely effect the Fund’s ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.

U.S. GOVERNMENT SECURITIES. The Funds may invest in U.S. government securities which include:

•	direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

•	notes, bonds and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

•	notes, bonds and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

•	notes, bonds and discount notes of other U.S. government instrumentalities supported by the credit of the instrumentalities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instrumentalities are supported by:

•	the issuer’s right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

•	the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

•	the credit of the agency or instrumentality.

TEMPORARY INVESTMENTS. Each Fund may hold cash or money market instruments. It may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons.

When a Fund engages in such strategies, it may not achieve its investment objective.

Money market instruments are high-quality, short-term debt obligations, which include, but are not limited to: (i) U.S. Government obligations (i.e., a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government); (ii) certain corporate debt securities (e.g., commercial paper and master notes (which are generally understood to be unsecured obligations of a firm, often private and/or unrated, privately negotiated by borrower and lender)); (iii) bank obligations (e.g., certificates of deposit, time deposits and bankers’ acceptances); (iv), pass-through certificates or participation interests; (v) short-term taxable municipal securities; (vi) repurchase agreements; and (vii) money market funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act).

Money market instruments are generally regarded to be of high quality. However, except for certain U.S. Government obligations, they are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest rate index or a published interest rate. Many variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals.

WARRANTS. All Funds except the Fixed Income Fund and the Municipal Bond Fund may invest in warrants. Warrants give a Fund the option to buy the issuer’s stock or other equity securities at a specified price. The Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders. The Funds do not intend to purchase warrants and rights in excess of 5% of each Fund’s total assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of a Fund are segregated on a Fund’s records at the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

ZERO COUPON BONDS. The Fixed Income Fund and Real Return Fund may invest in zero coupon bonds. These are bonds which are sold at a discount to their stated value and do not pay any periodic interest.

INVESTMENT RESTRICTIONS

FUNDAMENTAL LIMITATIONS

The following investment limitations are fundamental and cannot be changed unless approved by a majority of the outstanding shares of the Corporation. The term “majority of outstanding shares” as defined by the 1940 Act means the vote of the lesser of (i) 67% or more of the shares of the Corporation present at a meeting, if the holders of more than 50% of the outstanding shares of the Corporation are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Corporation. The Funds may not:

1. Purchase securities on margin or borrow money, except (a) from banks for extraordinary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in the aggregate do not exceed an amount equal to one-third of the value of the total assets of a Fund less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times, and except that a deposit or payment by such Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

2. Lend portfolio securities of value exceeding in the aggregate one-third of the market value of a Fund’s total assets less liabilities other than obligations created by these transactions.

3. Mortgage, pledge or hypothecate any assets except that a Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph 1 above. With respect to the Large Cap Equity Fund, Mid Cap Equity Fund, Fixed Income Fund, Global Small Cap Fund, Real Return Fund and Municipal Bond Fund, initial or variation margin for futures contracts will not be deemed to be pledges of a Fund’s assets.

4. Act as an underwriter of securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security.

5. With respect to the Large Cap Equity Fund, Mid Cap Equity Fund, Fixed Income Fund, International Fund and Municipal Bond Fund, purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests, including limited partnership interests, in oil, gas or other mineral exploration, leasing or development programs.

6. With respect to the Large Cap Equity Fund, Mid Cap Equity Fund, Fixed Income Fund, International Fund and Municipal Bond Fund, purchase or acquire commodities, commodity contracts or futures, except for the International Fund which may purchase and write options on foreign currencies or enter into forward delivery contracts for foreign currencies and may also purchase foreign index contracts, and the Large Cap Equity Fund, Mid Cap Equity Fund, Fixed Income Fund and Municipal Bond Fund may enter into financial futures contracts.

7. Issue senior securities, except insofar as the Funds may be deemed to have issued a senior security in connection with any permitted borrowing.

8. With respect to the Large Cap Equity Fund, Mid Cap Equity Fund, International Fund, Global Small Cap Fund, Real Return Fund and Fixed Income Fund, each Fund will not invest 25% or more of the value of its total assets in any particular industry; and with respect to the Municipal Bond Fund, the Fund will not invest 25% or more of the value of its total assets in any one industry or in industrial development bonds or other securities, the interest on which is paid from revenues of similar type projects.

9. Participate on a joint, or a joint and several, basis in any securities trading account.

10. With respect to 75% of the total assets of a Fund, except for the Real Return Fund, invest more than 5% of the value of the Fund’s total assets in any one issuer; and no Fund may own 10% or more of the outstanding voting securities of any one issuer. With respect to the Real Return Fund, invest more than 25% of the value of the Real Return Fund’s total assets in any one issuer, and with respect to 50% of the Real Return Fund’s total assets, invest more than 5% of the value of the Real Return Fund’s total assets in any one issuer.

NON-FUNDAMENTAL LIMITATIONS

The following are investment restrictions that may be changed by a vote of the majority of the Board of Directors. The Funds may not:

1. Invest more than 15% of the market value of each Fund’s net assets in illiquid investments including repurchase agreements maturing in more than seven days.

2. Invest in securities of other investment companies, except that (i) not more than 5% of the value of a Fund’s total assets may be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets may be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company may be owned by the Fund, except as such securities may be acquired as part of a merger, consolidation or acquisition of assets and further, except as may be permitted by Section 12(d) of the 1940 Act or except as may be permitted by the SEC. Each Fund will limit its investments in securities of other investment companies consistent with the Fund’s investment policies.

3. Purchase securities while borrowings exceed 5% of its total assets.

4. Invest in companies for the purpose of exercising control.

If a percentage restriction (except paragraph 3 of the fundamental restrictions) is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of a Fund’s investment securities will not be considered a violation of a Fund’s restrictions.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

DIRECTORS AND OFFICERS

The Board of Directors is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. In addition, the Directors review contractual arrangements with companies that provide services to the Corporation and review the Funds’ performance. Information about each Board member is provided below and includes the following: name, address, age, present position(s) held with the Corporation, term of office and length of time served, principal occupations for the past five years, number of portfolios overseen by the Director in the Fund Complex, and total compensation received as a Director of the Corporation for its most recent fiscal year. The Corporation is comprised of seven funds.

Directors and Officers of Old Westbury Funds, Inc.

Interested Directors and Officers. The table below sets forth certain information about each of the Funds’ Interested Directors, as well as its Executive Officers.

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
John R. Whitmore[2] 630 Fifth Avenue New York, NY 10111 Age: 73	Director	Indefinite; 7 Years	Financial Advisor (2003 to date); Consultant to Bessemer Trust Company, N.A. (1999-2002); President, CEO and Director of The Bessemer Group, Incorporated and its subsidiaries (1975-1998).	7	7[3]

Marc D. Stern 630 Fifth Avenue New York, NY 10111 Age: 44	President	Indefinite; 1 Year	Senior Managing Director, The Bessemer Group, Incorporated and all bank subsidiaries thereof (2004 to present); Chief Investment Officer, The Bessemer Group, Incorporated and all bank subsidiaries thereof (2004 to present); Head of Wealth Management Group, Bernstein Investment Research & Management (1995 to 2004).	N/A	N/A

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
Peter C. Artemiou 630 Fifth Avenue New York, NY 10111 Age: 44	Vice President	Indefinite; 4 Years	Principal and Controller Alternative Assets, The Bessemer Group, Incorporated and Bessemer Trust Company, N.A. (Since 2000).	N/A	N/A

Deborah J. Ferris 630 Fifth Avenue New York, NY 10111 Age: 61	AML Compliance Officer, Vice President and Assistant Secretary	Indefinite; 3 years	Principal and Director of Compliance, Bessemer Trust Company N.A. (Since May 2003); Vice President Morgan Stanley (2002-2003);Vice President and Compliance Officer, Van Kampen Investments, Inc. (2000-2002).	N/A	N/A

Don J. Andrews 630 Fifth Avenue New York, NY 10111 Age: 48	Vice President and Chief Compliance Officer	Indefinite; 3 years	Managing Director and Chief Compliance Officer, Bessemer Trust Company N.A. (Since October 2002); Chief Compliance Officer, Van Kampen Investments, Inc. (1999-2002).	N/A	N/A

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 Age: 39	Secretary	Indefinite; Since April 2006	Vice President and Associate Counsel, PFPC Inc. (2003-present); Deputy Counsel, Turner Investment Partners (2001-2003).	N/A	N/A

Andrew J. McNally 760 Moore Road King of Prussia, PA 19406 Age: 36	Treasurer	Indefinite; Since April 2006	Vice President and Director of Fund Accounting & Administration, PFPC Inc. (2000-present).	N/A	N/A

Jack Jafolla 760 Moore Road King of Prussia, PA 19406 Age: 36	Assistant Treasurer	Indefinite; Since April 2006	Sr. Manager of Fund Accounting & Administration, PFPC Inc. (2005-present); Manager, Fund Accounting & Administration, PFPC Inc. (1998-2005).	N/A	N/A

Steven L. Williamson 630 Fifth Avenue New York, NY 10111 Age: 53	Chief Legal Officer	Indefinite; 3 years	Managing Director and Associate General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (since 2000).	N/A	N/A

[1]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[2]	Directors who are or may be deemed “interested persons” (as defined in the 1940 Act) of the Corporation, BIM (as defined below) or Bessemer (as defined below) are referred to as Interested Directors. Mr. Whitmore is deemed an Interested Director by virtue of certain continuing benefits and services that he receives resulting from his former position with Bessemer.
[3]	Mr. Whitmore serves as Chairman of the Board of Directors of ASB Capital Management, Inc., Chevy Chase Trust Company, Meadowbrook Equity Fund II, LLC, and Meadowbrook Equity Fund III, LLC. Mr. Whitmore also serves as Director of B.F. Saul Company, Chevy Chase Bank, and Saul Centers, Inc.

Independent Directors. The following table sets forth certain information about the Funds’ Directors who are not “interested persons” of the Corporation as that term is defined by the 1940 Act (the “Independent Directors.”)

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
Eugene P. Beard 630 Fifth Avenue New York, NY 10111 Age: 71	Director	Indefinite; 8 Years	Chairman and Chief Executive Officer, Westport Asset Fund, Inc., Brown Brothers Harriman (59 Wall Street Funds), Mattel, Inc., Catalina Marketing Corp. and Huntsworth, plc.	7	0

Robert M. Kaufman, Esq. 630 Fifth Avenue New York, NY 10111 Age: 77	Chairman of the Board; Director	Indefinite; 13 Years	Partner, Proskauer Rose LLP, Attorneys at Law.	7	2[2]

Patricia L. Francy 630 Fifth Avenue New York, NY 10111 Age: 61	Director	Indefinite; 2 Years	Retired. Special Advisor for Alumni Relations (2004-2005), Treasurer (1989-2003), Controller (1984-2003), Columbia University.	7	1[3]

[1]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[2]	Mr. Kaufman serves as Director of Roytex, Inc. and The Loribro Corporation.
[3]	Ms. Francy serves as Director of Siebert Financial Corp.

The Corporation has an Audit Committee, consisting of Independent Directors, currently Messrs. Beard and Kaufman and Ms. Francy. As set forth in its charter, the primary duties of the Corporation’s Audit Committee are: (1) to recommend to the Board auditors to be retained for the next fiscal year; (2) to meet with the Corporation’s independent auditors as necessary; (3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by BIM or the auditors; (4) to review the fees charged by the auditors for audit and non-audit services; (5) to investigate improprieties or suspected improprieties in Fund operations; (6) to review the findings of SEC examinations and consult with BIM on appropriate responses; and (7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met four times during the fiscal year ended October 31, 2005.

The Corporation also has a Nominating and Governance Committee that is composed of the Independent Directors. The Nominating and Governance Committee’s primary responsibilities are to nominate Director candidates when there is a vacancy on the Board and to oversee the structure, compensation and operation of the Board. The Nominating and Governance Committee does consider nominees from shareholders. The Nominating and Governance Committee met once during the fiscal year ended October 31, 2005. As of February 8, 2006, the Nominating and Governance Committee was separated into two separate committees, the Nominating Committee and the Governance Committee. The Nominating Committee is comprised of the three Independent Directors and the Governance Committee is comprised of all four Directors.

As of January 31, 2006, the Directors and officers of the Corporation, as a group, own less than 1% of the outstanding shares of the Funds. The table below shows the dollar range of equity securities owned beneficially by each Director in the Funds and in any registered investment company overseen by the Directors within the same family of investment companies for the calendar year ended December 31, 2005 stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000. Independent Directors are indicated by an asterisk.

Directors	Mid Cap Equity Fund	Large Cap Equity Fund	International Fund	Fixed Income Fund	Municipal Bond Fund	Global Small Cap Fund	Real Return Fund	Aggregate Dollar Range of Securities in the Fund Complex
John R. Whitmore	None	None	$50,001- $100,000	None	$10,001- $50,000	$10,001- $50,000	None	$100,001- $500,000
Eugene P. Beard*	None	None	None	None	None	None	None	None
Robert M. Kaufman*	$50,001- $100,000	$10,001- $50,000	$100,001- $500,000	$10,001- $50,000	$10,001- $50,000	$50,001- $100,000	$50,001- $100,000	$500,001- $1,000,000
Patricia L. Francy*	None	None	None	None	None	None	None	None

*	None of the Independent Directors or their immediate family members own securities of the investment adviser, sub-adviser or the distributor of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with the investment adviser, sub-adviser or the distributor of the Funds.

Effective August 21, 2006, Directors of the Corporation receive from the Corporation an annual retainer of $75,000 (plus $20,000 for serving as the Board’s Chairman and $10,000 for serving as the Audit Committee Chairman) and receive for attendance at Board and committee meetings the following:

	Noticed to be In- Person (whether participating by phone or in-person)	Noticed to be Telephonic
Regular Board Meeting	$7,500	$3,750
Special Board Meeting	$4,000	$2,000
Audit Committee Meeting	$4,000	$2,000
Nominating Committee Meeting	$4,000	$2,000
Governance Committee Meeting	$4,000	$2,000

The table below sets forth the compensation received by each Director from the Corporation for the fiscal year ended October 31, 2005. Prior to August 21, 2006, Directors of the Corporation received from the Corporation an annual retainer of $75,000 (plus $20,000 for serving as the Board’s Chairman and $10,000 for serving as the Audit Committee Chairman) and a fee of $7,500 for each regular Board meeting of the Corporation attended, a fee of $4,000 for each special Board meeting of the Corporation attended, $4,000 for each Audit Committee meeting attended and $4,000 for each Nominating and Governance Committee meeting attended. The Directors of the corporation are reimbursed for all out-of-pocket expenses relating to attendance at meetings of the Board of Directors and any Board committee. Officers who are officers or employees of BIM and PFPC (as defined above) do not receive compensation from the Corporation. Prior to May 24, 2005, Directors of the Corporation received from the Corporation an annual retainer of $30,000 (plus $7,500 for serving as the Board’s Chairman and $3,500 for serving as the Audit Committee Chairman) and a fee of $5,000 for each regular Board meeting of the Corporation attended, a fee of $3,000 for each special Board meeting of the Corporation attended, $3,000 for each Audit Committee meeting attended and $3,000 for each Nominating Committee and Governance Committee meeting attended.

NAME OF DIRECTOR	AGGREGATE COMPENSATION FROM (7) FUNDS	PENSION OR RETIREMENT BENEFITS ACCRUED AS A PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX (7 FUNDS) PAID TO DIRECTORS
Independent Directors
Eugene P. Beard	$86,875	-0-	-0-	$86,875
Robert M. Kaufman	$92,375	-0-	-0-	$92,375
Patricia L. Francy	$81,750	-0-	-0-	$81,750

Interested Directors
John R. Whitmore	$68,750	-0-	-0-	$68,750

As of December 8, 2006, NAIDOT & Co., acting in various capacities for numerous accounts, was the owner of record of 5% or more of the following Fund’s outstanding shares:

NAIDOT & Co. c/o Bessemer Trust Company	Large Cap Equity Fund	90.55%
100 Woodbridge Center Drive	Mid Cap Equity Fund	96.82%
Woodbridge, NJ 07095	International Fund	98.03%
	Global Small Cap Fund	98.10%
	Real Return Fund	98.82%
	Fixed Income Fund	91.23%
	Municipal Bond Fund	97.91%

As of December 8, 2006, Maril & Co. FBO 6K, acting in various capacities for numerous accounts, was the owner of record of 5% or more of the following Fund’s outstanding shares:

MARIL CO FBO 1000 N Water St TR 14 Milwaukee, WI 53202	Large Cap Equity Fund	8.01%

Code of Ethics. The Corporation, the Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes of Ethics for these entities (the “Codes”) restrict the personal investing activities of certain Access Persons (as defined in Rule 17j-1) and others, as defined in the Codes. The primary purpose of the Codes is to ensure that these investing activities do not disadvantage the Funds. Such Access Persons are generally required to pre-clear security transactions (which may include securities purchased by the Funds ) with the entities’ Compliance Officer or his designee and to report all transactions on a regular basis. The Compliance Officer or designee has the responsibility for interpreting the provisions of the Codes, for adopting and implementing Procedures for the enforcement of the provisions of the Codes, and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the Compliance Officer or designee shall take appropriate action. The Corporation, the Adviser and the Distributor have developed procedures for administration of the Codes.

INVESTMENT ADVISER AND SUB-ADVISERS

The Adviser conducts investment research and makes investment decisions for the Funds. The Funds’ investment adviser is Bessemer Investment Management LLC (“BIM”), a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), which is a national banking association. The Adviser is a registered investment adviser, formed by Bessemer on May 2, 2001, to conduct all of its advisory and research activities. Prior to May 2, 2001, these activities were performed by Bessemer pursuant to an Advisory Contract for each Fund. Pursuant to an Assumption Agreement between the Corporation, Bessemer and BIM, BIM assumed all duties and obligations under each Fund’s Advisory Contract from Bessemer on May 2, 2001 (collectively, the “Advisory Contracts”).

For its services under the Advisory Contracts, the Adviser receives an Advisory Fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:

	First $500* million of average net assets	Second $500** million of average net assets	Average net assets exceeding $1 billion***
Large Cap Equity Fund	0.70%	0.65%	0.60%
Mid Cap Equity Fund	0.70%	0.65%	0.60%
International Fund	0.80%	0.75%	0.70%
Fixed Income Fund	0.45%	0.40%	0.35%
Municipal Bond Fund	0.45%	0.40%	0.35%

Average Net Assets
Global Small Cap Fund	0.85%
Real Return Fund	0.85%

The Adviser may choose voluntarily to reimburse a portion of its fee at any time. See “Fees Paid by the Funds for Services” for payments to the Adviser over the last three fiscal years.

The Adviser shall not be liable to the Corporation, the Funds, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation.

Since October 2001, the Adviser has retained its affiliate Bessemer Group (U.K.) Limited (“BGUK”), a wholly owned subsidiary of Bessemer Trust N.A., as sub-adviser to the International Fund pursuant to a sub-advisory agreement between BIM and BGUK, agreed to and accepted by the Corporation (the “BGUK Sub-Advisory Contract”). Pursuant to the sub-advisory agreement, BGUK will, subject to BIM’s determination that proposed investments satisfy the investment objectives and policies of the International Fund, make recommendations with respect to all proposed purchases and sales of portfolio securities. Under the Agreement, BIM will pay BGUK a fee as follows: 0.55% on the first $500 million of average net assets; 0.45% on the second $500 million of average net assets; and 0.35% for the average net assets in excess of $1 billion.

Under the investment advisory agreement between the Global Small Cap Fund and the Adviser, the Adviser is responsible for directly managing the assets of the Fund or allocating the Fund’s assets to and among any investment sub-advisers to the Fund. Currently, two sub-advisers each manage a portion of the Fund’s assets (each a “segment”). Since March 16, 2005, the Adviser retained Dimensional Fund Advisors Inc. (“DFA”) as sub-adviser to the Global Small Cap Fund pursuant to a sub-advisory agreement between BIM and DFA, agreed to and accepted by the Corporation (the “DFA Sub-Advisory contract). Pursuant to the sub-advisory agreement, DFA will, subject to BIM’s determination that proposed investments satisfy the investment objectives and policies of the Global Small Cap Fund, make purchases and sales of portfolio securities for that portion of the Fund’s assets allocated to its management. Under the Agreement, BIM will pay DFA a fee as follows: 0.60% on the first $100 million of average net assets; 0.44% on the next $300 million of the average net assets; 0.33% on the next $100 million of average net assets; and 0.44% for the average net assets in excess of $500 million. The fees of DFA are paid for by the Adviser from the fees it receives from the Fund.

Effective December 30, 2005, the Adviser retained Champlain Investment Partners, LLC (“Champlain”) to manage a segment of the Fund pursuant to a sub-advisory agreement between the Adviser and Champlain (the “Champlain Agreement”). Under the Champlain Agreement, Champlain is entitled to receive from the Adviser an annual investment sub-advisory fee at the following rate, based on the average daily net assets of the Fund’s assets managed by it: 0.80% on all assets up to and including $50 million; 0.75% on all assets after the initial time assets exceed $50 million, up to and including $100 million; and 0.57% on all assets after the initial time assets exceed $100 million. The fees of Champlain are paid for by the Adviser from the fees it receives from the Fund.

*	Prior to September 1, 2005, the breakpoint was $100 million.
**	Prior to September 1, 2005, the breakpoint was the second $100 million.
***	Prior to September 1, 2005, the breakpoint was over $200 million.

Additional Portfolio Manager Information

Other Accounts Managed by Portfolio Managers

The following tables show the number and assets of other funds and investment accounts (or portions of investment accounts) that each Fund’s portfolio manager(s) managed as of each Fund’s fiscal year-end, and separately the same information but only for those funds and accounts whose investment advisory fee is based on performance. Information for the portfolio managers of the Global Small Cap Fund and the Real Return Fund, with respect to their management of those Funds, is based on a recent practicable date because those Funds have not yet completed a fiscal year.

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
BIM
Andrew Parker	0	0	0	0	0	0
Lois Roman	0	0	3	$552,525,000	613	$1,054,350,000
Preston Stahl	0	0	0	0	0	0
Marc D. Stern	0	0	0	0	0	0
Harold S. Woolley	0	0	1	$35,111,000	350	$475,775,000
Bruce A. Whiteford	0	0	5	$557,767,000	900	$7,547,407,000

BGUK
Hermione Davies	0	0	3	$725,540,000	170	$802,163,000

DFA
Robert T. Deere	24	$38,805,000,000	8	$9,256,000,000	37	$2,800,000,000
Karen E. Umland	21	$19,188,000,000	5	$493,000,000	7	$2,416,000,000

Champlain
Scott T. Brayman	1	$27,208,616	None	None	18	$216,972,656

Accounts and Assets for which an Investment Advisory Fee is Based on Performance

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
BIM
Andrew Parker	None	None	None	None	None	None
Lois Roman	None	None	None	None	None	None
Preston Stahl	None	None	None	None	None	None
Marc D. Stern	None	None	None	None	None	None
Harold S. Woolley	None	None	None	None	None	None
Bruce A. Whiteford	None	None	None	None	None	None
	None	None	None	None	None	None

BGUK
Hermione Davies	None	None	None	None	None	None

DFA
Robert T. Deere	None	None	1	$278,000,000	None	None
Karen E. Umland	None	None	None	None	None	None

Champlain
Scott T. Brayman	None	None	None	None	1	$26,306,011

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of each Fund’s most recent fiscal year:

Portfolio Manager	Mid Cap Equity Fund	Large Cap Equity Fund	International Fund	Fixed Income Fund	Municipal Bond Fund	Global Small Cap Fund	Real Return Fund
BIM*
Andrew Parker	None	None	None	None	None	None	None
Lois Roman	None	None	None	None	None	None	None
Preston Stahl	None	None	None	None	None	None	$100,001- $500,000
Marc D. Stern	$50,000- $100,000	$100,001 - $500,000	$100,001- $500,000	$100,001- $500,000	None	$50,000- $100,000	$100,001- $500,000
Harold S. Woolley	None	None	None	None	None	None	None
Bruce A. Whiteford	None	None	None	None	None	None	None

BGUK*
Hermione Davies	None	None	None	None	None	None	None

DFA
Robert T. Deere	None	None	None	None	None	None	None
Karen E. Umland	None	None	None	None	None	None	None
Champlain
Scott T. Brayman	None	None	None	None	None	None	None

*	BIM and BGUK portfolio managers maintain exposure to the foregoing investment strategies through investment of their deferred compensation profit sharing account balances in bank portfolios with substantially the same investment objectives and strategies as the Funds. The portfolio managers provided investment advisory services for such portfolios.

Compensation of Portfolio Managers

BIM. The Adviser’s portfolio managers are generally responsible for providing investment advisory services for multiple types of accounts with similar investment objectives, strategies, risks and fees. Portfolio managers responsible for managing a Fund generally will also provide investment advisory services with respect to bank common and collective funds, separately managed accounts and model portfolios. The Adviser compensates portfolio managers with respect to their overall contribution and not with respect to the performance of any single account type.

The Adviser’s portfolio managers receive compensation comprised of an annual base salary, annual cash bonus, deferred cash bonus and, in some cases, restricted stock or stock appreciation rights awards granted by an affiliate of the Adviser. The Adviser’s portfolio managers also participate in a deferred compensation profit sharing plan and a defined benefit pension plan, as well as other medical and insurance coverage programs, of affiliates of the Adviser. The annual base salaries for portfolio managers are determined on the basis of relevant industry salary data and are intended to be competitive. Annual cash bonus awards are based upon a combination of qualitative and quantitative factors, including performance of the portfolios advised by the portfolio manager, generation and development of new investment ideas, willingness to develop and share ideas as part of a team and contributions to the development of the Adviser’s investment team. The deferred cash bonus is a fixed percentage of the annual cash bonus and is generally paid over a three-year period. Currently, all portfolio managers participate in a stock appreciation rights plan of an affiliate of the Adviser and one portfolio manager participates in a restricted stock plan of an affiliate of the Adviser.

DFA. Portfolio managers receive a base salary, an incentive bonus and may receive a commission based on services provided to certain clients of DFA. Compensation of a portfolio manager is determined at the discretion of the Compensation Committee of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Global Small Cap Fund or other accounts that they manage. The Compensation Committee of DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	BASE SALARY. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.

•	SEMI-ANNUAL BONUS. Each portfolio manager receives a semi-annual bonus. The bonus is based on the factors described above as well as DFA’s profitability.

•	COMMISSIONS FOR CLIENT SERVICES. Certain portfolio managers may receive a commission based on services the portfolio manager provides to certain clients of DFA.

•	RESTRICTED STOCK. Portfolio managers may be awarded the right to purchase restricted shares of DFA’s stock as determined from time to time by the Board of Directors of DFA or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

Champlain. Champlain compensates the Global Small Cap Fund’s portfolio manager for his management of the Fund. His compensation consists of a cash base salary and a discretionary performance bonus paid in cash that is based on overall profitability, and therefore in part based on the value of the Fund’s net assets and other client accounts he manages. The portfolio manager also receive benefits standard for all of Champlain’s employees, including health care and other insurance benefits. In addition, portfolio managers may also have an ownership stake in the Champlain which would entitle them to a portion of the pre-tax profitability of the firm.

Potential Conflicts of Interests

BIM (the Adviser). Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms but which the Adviser believes are adequately addressed by its current policies an d procedures. The Adviser and the Board of Directors of Old Westbury Funds, Inc. have adopted compliance policies and procedures that are designed to address certain of these potential conflicts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, BIM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Adviser believes its policies and procedures relating to trade aggregation and allocation are reasonably designed to prevent such results.

“Cross trades,” in which one BIM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and the Board of Directors of Old Westbury Funds, Inc. have adopted compliance procedures that provide that any transactions between the Funds and another BIM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at BIM, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by BIM and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

DFA. Actual or apparent conflicts of interest may arise when a portfolio manager has primary day-to-day responsibilities with respect to multiple accounts. In addition to the Global Small Cap Fund, other accounts may include registered mutual funds, unregistered pooled investment vehicles, and accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Global Small Cap Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Global Small Cap Fund. Actual or apparent conflicts of interest include:

•	TIME MANAGEMENT. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Global Small Cap Fund and/or Accounts. DFA seeks to manage such competing interests for the time and attention of the portfolio manager by having him focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Global Small Cap Fund.

•	INVESTMENT OPPORTUNITIES. It is possible that at times identical securities will be held by more both the Global Small Cap Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Global Small Cap Fund or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Global Small Cap Fund and one or more Accounts, the Global Small Cap Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders. To deal with these situations, DFA has adopted procedures for allocating portfolio transactions across the Global Small Cap Fund and Accounts.

•	BROKER SELECTION. With respect to securities transactions for the Global Small Cap Fund, DFA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DFA or its affiliates may place separate, non-simultaneous, transactions for the Global Small Cap Fund and an Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Global Small Cap Fund or the Account.

•	PERFORMANCE-BASED FEES. For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.

•	CLIENT SERVICE RESPONSIBILITIES. A conflict may arise where a portfolio manager receives a commission for servicing a client in that the portfolio manager may have an incentive to favor the Account of that client over the Global Small Cap Fund or other Accounts that the portfolio manager manages.

•	INVESTMENT IN A PORTFOLIO. A portfolio manager or his/her relatives may invest in a portfolio that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Global Small Cap Fund or other Accounts for which they have portfolio management responsibilities.

DFA has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Champlain. The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Global Small Cap Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Global Small Cap Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Global Small Cap Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Global Small Cap Fund. For some accounts, Champlain may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Champlain with regard to accounts where Champlain is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Champlain might share in investment gains. Champlain has adopted certain compliance procedures that are reasonably designed to address conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

PFPC Inc. (“PFPC”), 760 Moore Road, King of Prussia, PA 19408, acts as administrator, fund accounting agent and transfer agent for the Funds pursuant to an Administration and Accounting Services Agreement and a Transfer Agency Services Agreement (the “PFPC Agreements”), respectively, effective April 8, 2006. Prior to April 8, 2006, BISYS Fund Services Ohio (“BISYS Ohio”) served in such capacities. Pursuant to the PFPC Agreements, PFPC provides the Funds with general office facilities and supervises the overall administration of the Funds, including among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. PFPC may also provide persons (including directors, officers and other employees of PFPC or its affiliates)

satisfactory to the Board of Directors to serve as officers of the Funds. PFPC maintains all Fund books and records required under Rule 31a-1 under the 1940 Act, performs daily accounting services and satisfies additional Fund reporting and record keeping requirements. PFPC is an affiliate of the Funds’ Distributor.

For the services provided by PFPC, the following annual fee will be calculated based upon the aggregate average net assets of the Old Westbury Fund complex and payable to PFPC monthly:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Funds
0.0350%	of the first $1.5 billion
0.0275%	of the next $1 billion
0.0175%	of the next $1 billion
0.0125%	of assets in excess of $3.5 billion

Additionally, the Funds pay PFPC an annual base fee of $25,000 per portfolio, excluding out-of-pocket expenses.

PFPC may choose voluntarily to reimburse a portion of its fee at any time. See “Fees Paid by the Funds for Services” for payments made over the last three fiscal years to BISYS Ohio, the Funds’ previous administrator, fund accounting agent and transfer agent, and to BISYS Fund Services LP, the Funds’ previous principal underwriter and distributor.

CUSTODIAN

Citibank, N.A., located at 111 Wall Street, New York, New York 10005, is the custodian for the Global Small Cap Fund and the Real Return Fund. Pursuant to its agreement with the Funds, Citibank is responsible for maintaining the books and records of each Fund’s securities and cash and maintaining each Fund’s portfolio transaction records. Citibank receives a fee from each Fund calculated and paid monthly based on safekeeping and transaction fees that vary by country.

Bessemer Trust Company (New Jersey) (“BTCo”), an affiliate of the Adviser, located at 100 Woodbridge Center, Woodbridge, New Jersey 07095, is the custodian for each of the Funds except the Global Small Cap Fund and the Real Return Fund. Pursuant to its agreement with the Funds, BTCo is responsible for maintaining the books and records of each Fund’s securities and cash and maintaining each Fund’s portfolio transaction records. BTCo receives a fee from each Fund calculated and paid monthly at the annual rate of 0.10% (0.15% for the International Fund) of the average daily net assets of each Fund. Prior to September 1, 2005, BTCo received a fee accrued daily and paid monthly at an annual rate equal to 0.125% (0.1750% of the International Fund) of the average daily net assets of each Fund.

DISTRIBUTOR

PFPC Distributors, Inc. (“PFPC Distributors” or the “Distributor”), 760 Moore Road, King of Prussia, PA 19406, acts as principal underwriter and distributor of shares of the Funds. PFPC Distributors makes a continuous offering of the Funds’ shares. PFPC Distributors is an affiliate of PFPC.

In its capacity as Distributor, PFPC Distributors uses its best efforts to obtain subscriptions to shares of each Fund. For its services, PFPC Distributors is entitled to an annual fee of $50,000, as set forth in its Underwriting Agreement with the Funds, effective April 8, 2006 (the “Underwriting Agreement”). Prior to April 8, 2006, BISYS Fund Services LP served as principal underwriter and distributor of the Funds’ shares.

FUND COUNSEL, INDEPENDENT COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Suite 5500, Washington, D.C. 20006, serves as legal counsel to the Funds.

Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022 serves as independent counsel to the Independent Directors.

Effective August 7, 2006, Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm for the Funds, providing audit services and tax return preparation.

PROXY VOTING POLICIES

The Funds have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to BIM. The Proxy Voting Policies of the Corporation, DFA and BIM are attached as Appendix B.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available, without charge, upon request, by calling 1-800-607-2200 and on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

It is the policy of the Corporation, with respect to each of the Funds, to disclose to the general public the portfolio holdings of each of the Funds in regular public filings made with the Securities and Exchange Commission (“Portfolio Disclosure Policies”). In addition, the Corporation may disclose additional information, such as the top ten holdings within each Fund, on a monthly basis with a lag time of not less than seven days, on the website www.Bessemer.com. The Funds may also disclose portfolio holdings information in response to a request from a regulatory or other governmental entity.

Portfolio holdings information for the Funds may also be made available more frequently and prior to its public availability (“non-standard disclosure”) to:

(1)	the Funds’ service providers (which currently include the Funds’ adviser, sub-adviser, custodian, administrator, fund accountant, transfer agent, distributor, pricing service (FT Interactive Data Corporation) and printer (RR Donnelley)) (“Service Providers”); and

(2)	certain non-service providers (such as ratings agencies, which currently include Morningstar, Inc., Standard & Poor’s Securities, Inc. and Lipper Analytical Services for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation) (“Non-Service Providers”).

The disclosure of portfolio holdings information for the Funds may only be made pursuant to the Portfolio Disclosure Policies, which are designed to ensure compliance by the Funds and their service providers with the applicable federal securities laws and their respective fiduciary duties. The Disclosure Policies are also designed to ensure the interests of the Adviser are not put above those of the shareholders. Any waivers or exceptions to the Disclosure Policies will be considered by the Funds’ Chief Compliance Officer, who will make a determination based on several factors, including the best interest of shareholders.

Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:

(1)	the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

(2)	the recipient signs a written Confidentiality Agreement. Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Funds’ Disclosure Policies.

Neither the Funds nor the Funds’ investment adviser or any sub-adviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. These Disclosure Policies may not be waived or exceptions made, without the consent of the Funds’ Chief Compliance Officer. The Board of Directors will review this policy, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and recommend any changes that they deem appropriate. The Funds’ Board of Directors and Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds’ Disclosure Policies.

BROKERAGE TRANSACTIONS

The Adviser makes each Fund’s portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser or portfolio transactions may be effected by the Adviser. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to that Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent. Consistent with Rule 12b-1(h), the Adviser will not consider sales of shares of a Fund as a factor in the selection of brokers to execute portfolio transactions for the Funds.

The investment information provided to the Adviser is of the type described in Section 28(e) of the Exchange Act and is designed to augment the Adviser’s own internal research and investment strategy capabilities. These research services include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Research services furnished by brokers through which each Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients’ accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

A Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, that Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases, each Fund will attempt to negotiate best execution.

Information regarding brokerage commissions paid by the Funds is set forth in the table “Fees Paid by the Funds” in the following pages. For the fiscal year ended, October 31, 2005, the Funds’ Adviser directed brokerage transactions to certain brokers due to research services they provided as follows: the Large Cap Equity Fund paid $39,577 in brokerage commissions for transactions of $270,192,449; the Mid Cap Equity Fund paid $4,750 in brokerage commissions for transactions of $592,789,335; the International Fund paid $169,285 in brokerage commissions for transactions of $1,697,365,913; the Global Small Cap Fund paid $54,189 in brokerage commissions for transactions of $491,994,902; and the Real Return Fund paid $355 in brokerage commissions for transactions of $389,175,921.

Although investment decisions for the Funds are made independently from those of the other accounts managed by the Adviser, investments of the type the Funds may make may also be made by those other accounts. When the Funds and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to benefit the Funds.

As of October 31, 2005, the Large Cap Equity Fund, Mid Cap Equity Fund, and Fixed Income Fund held investments in securities of their regular broker-dealers as follows:

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund at 10/31/2005	Name of Broker or Dealer
Large Cap Equity Fund	$ 6,887,164 $ 3,179,421 $ 6,775,325 $ 3,859,358	The Goldman Sachs Group, Inc. Citigroup, Inc. Bank of America Corp. Lehman Brothers Holdings, Inc.

International Fund	$ 19,962,738 $ 7,659,881 $ 11,693,754	Deutsche Bank AG Barclays Plc Mizuho Financial Group, Inc.

PORTFOLIO TURNOVER

Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. For the fiscal year ended October 31, 2005, the turnover rates for the Funds can be found in the “Financial Highlights” section of Funds’ prospectus. As Funds that have not yet completed a full fiscal year, the Global Small Cap Fund and Real Return Fund do not yet have an annual portfolio turnover rate. Such rate is not, however, expected to exceed 100%. High portfolio turnover may result in increased brokerage costs to a Fund and also adverse tax consequences to a Fund’s shareholders.

UNDERWRITING AGREEMENT

The Corporation has entered into an Underwriting Agreement with the Distributor. Pursuant to the Underwriting Agreement, the Distributor solicits orders for the sale of Fund shares and undertakes such advertising and promotion as requested by the Corporation and as it believes reasonable in connection with such solicitation. Under the Underwriting Agreement, to the extent that the Distributor receives fees under any plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Distributor shall furnish and/or enter into arrangements with others for the furnishing of marketing or sales services with respect to Fund shares as may be required pursuant to such plan. The Underwriting Agreement also provides that, to the extent that the Distributor receives shareholder services fees under any shareholder services plan adopted by the Corporation, the Distributor shall furnish and/or enter into arrangements with others for the furnishing of, personal and/or account maintenance services with respect to the relevant Fund shareholders as may be required pursuant to such plan. The Underwriting Agreement contemplates that the Distributor may, if authorized in each instance by the Corporation, on behalf of a Fund, or the Adviser, enter into sales or servicing agreements with securities dealers, financial institutions and other industry professionals, such as investment advisers, accountants and estate planning firms. The Distributor will require each dealer with whom the Distributor has a selling agreement to conform to all applicable provisions of the Fund’s Prospectus.

DISTRIBUTION AND SERVICE PLAN

The Corporation has adopted a distribution and service plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act (the “Rule”) for the Funds. The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that each Fund may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.15% per annum of that Fund’s average daily net assets.

The Corporation, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with Bessemer (the “Shareholder Servicing Agreement”). For its services under the Shareholder Servicing Agreement, Bessemer is permitted to receive payments from each Fund equal to 0.15% per annum of that Fund’s average daily net assets attributable to the clients of Bessemer (and its affiliates) to compensate it for providing shareholder services to such clients. In addition, the Shareholder Servicing Agreement provides that Bessemer is permitted to receive payments from each Fund (the “Shareholder Servicing Fee”) to permit it to make payments to banks, savings and loans and other financial institutions with which it has written agreements and whose clients are Fund shareholders (each institution, a “Shareholder Servicing Agent”) for providing shareholder services up to 0.15% per annum of that Fund’s average daily net assets attributable to the clients of the other Shareholder Servicing Agents.

The Plan and the Shareholder Servicing Agreement each provide that Bessemer may make payments from time to time from its own resources which may include past profits for certain enumerated purposes, provided that such payments made pursuant to the Plan will not increase the amount which a Fund is required to pay to Bessemer for any fiscal year under the Shareholder Servicing Agreement or otherwise.

Shareholder Servicing Agents and Broker-Dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the Shareholder Servicing Agents and Broker-Dealers. In addition, Shareholder Servicing Agents and Broker-Dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in a Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. Accordingly, the net yield to investors who invest through Shareholder Servicing Agents and Broker-Dealers may be less than by investing in a Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the Shareholder Servicing Agent and Broker-Dealer describing the procedures under which Fund shares may be purchased and redeemed through the Shareholder Servicing Agent and Broker-Dealer.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by each Fund, the Distributor or the Adviser, and the Shareholder Servicing Agents, Broker-Dealers, or other organizations must be in a form satisfactory to the Corporation’s Board of Directors. In addition, the Plan requires each Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by each Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Corporation and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by a Fund for distribution pursuant to the Plan without shareholder approval, and that other material amendments must be approved by the Board of Directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Corporation or a Fund’s shareholders.

From time to time, the Adviser and the Distributor may voluntarily assume certain expenses of a Fund. This would have the effect of lowering the overall expense ratio of that Fund and of increasing yield to investors in that Fund.

FEES PAID BY THE FUNDS FOR SERVICES

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005

Fund Name	Advisory Fee/Fee Waived	Brokerage Commissions	Administrative Fee/Fee Waived[6]	12b-1 Fees Distribution Plan Fee	12b-1 Shareholder Servicing Fee
Large Cap Equity Fund	$1,978,591/$0	$321,422	$231,864/$0	$0	$701,021	(1)
Mid Cap Equity Fund	$5,063,872/$0	$774,655	$621,603/$0	$0	$1,881,391	(1)
International Fund	$8,657,523(2)/$0	$3,990,792	$916,170/$0	$0	$2,753,339	(1)
Global Small Cap Fund(4)	$2,006,944/$0	$799,773	$171,431/$0	$0	$354,167	(1)
Real Return Fund(5)	$2,983,213/$0	$1,015,702	$252,160/$0	$0	$526,450	(1)
Fixed Income Fund	$349,591/$6,442	$0	$59,948/$0	$0	$181,333	(1)
Municipal Bond Fund	$418,698/$3,262	$0	$71,684/$0	$0	$216,296	(1)

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004

Fund Name	Advisory Fee/Fee Waived	Brokerage Commissions	Administrative Fee/Fee Waived[6]	12b-1 Fees Distribution Plan Fee	12b-1 Shareholder Servicing Fee
Large Cap Equity Fund	$1,772,584 / $0	$340,338	$229,562 /$0	$0	$676,076	(1)
Mid Cap Equity Fund	$4,675,405(3) /$0	$1,664,098	$640,276 /$0	$0	$1,885,587	(1)
International Fund	$5,006,948(2) /$0	$2,613,910	$588,708 /$0	$0	$1,734,623	(1)
Fixed Income Fund	$361,951 /$42,593	$0	$68,327 /$0	$0	$201,084	(1)
Municipal Bond Fund	$380,222 /$20,778	$0	$71,747 /$0	$0	$211,234	(1)

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2003

Fund Name	Advisory Fee/Fee Waived	Brokerage Commissions	Administrative Fee/Fee Waived[6]	12b-1 Fees Distribution Plan Fee	12b-1 Shareholder Servicing Fee
Large Cap Equity Fund	$1,216,516/$26,464	$646,713	$175,780/$0	$0	$449,340	(1)
Mid Cap Equity Fund	$3,458,778(3) /$0	$276,692	$539,810/$0	$0	$1,378,652	(1)
International Fund	$2,731,858(2) /$0	$3,262,033	$360,293/$0	$0	$922,090	(1)
Fixed Income Fund	$312,555/$43,753	$0	$67,783/$0	$0	$173,641	(1)
Municipal Bond Fund	$319,738/$18,348	$0	$69,580/$0	$0	$177,632	(1)

1.	Payments made as compensation to broker/dealers and other shareholder servicing agents.
2.	Includes fees paid to BGUK.
3.	Includes fees paid to Glynn Capital Management, a former sub-adviser.
4.	Period from April 7, 2005 (commencement of operations) to October 31, 2005 (includes fees of $963,271 paid to DFA). Sub-advisory fees paid to Champlain are not shown because Champlain was engaged after the end of the Fund’s fiscal year end.
5.	Period from April 29, 2005 (commencement of operations) to October 31, 2005.
6.	Reflects amounts paid to BISYS Ohio, the Funds’ previous administrator.

HOW DO THE FUNDS MEASURE PERFORMANCE?

Each Fund may advertise its share performance by using the SEC’s standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded would increase the total return and yield. The performance of shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

The performance of the Funds may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of a Fund’s relative performance for any future period.

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for a Fund’s shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the annual reinvestment of all distributions.

When shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD AND TAX EQUIVALENT YIELD

The yield of a Fund’s shares is calculated by dividing: (i) the net investment income per share earned by the shares over a thirty-day period by (ii) the maximum offering price per share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax-equivalent yield of the Municipal Income Fund’s shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that shares would have had to earn to equal the actual yield, assuming a specific tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund’s shares, the Fund’s share performance is lower for shareholders paying those fees.

AVERAGE ANNUAL TOTAL RETURNS

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

TAX EQUIVALENT YIELDS

The Municipal Bond Fund may use tax equivalent yield information in its sales literature and advertising. Such information sets forth the yield that is afforded by a tax free investment by showing such yields without the effect of Federal income taxes with respect to a given taxable income bracket. The interest earned by the municipal securities owned by the Fund generally remains free from regular Federal income tax and is often free from state and local taxes as well. However, some of the Fund’s income may be subject to the federal AMT and state and/or local taxes.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

•	references to ratings, rankings, and financial publications and/or performance comparisons of shares to certain indices;

•	charts, graphs and illustrations using the Fund’s returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

•	discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager’s views on how such developments could impact the Funds; and

•	information about the mutual fund industry from sources such as the Investment Company Institute.

Each Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

Each Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price.

ACCOUNT INFORMATION AND PRICING OF SHARES

Information relating to the Purchase and Redemption of the Funds’ shares is located in the Shareholder Information section of the Prospectus.

NET ASSET VALUE

For purposes of determining each Fund’s net asset value per share, readily marketable portfolio securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. Securities may be valued by independent pricing services, approved by the Corporation’s Board of Directors, which use prices provided by market makers or estimates of market value obtained yield data relating to instruments or securities with similar characteristics. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Fund securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities. If significant events occur that materially affect the value of the security between the time trading ends on a particular security and the close of the regular trading session of the NYSE, the Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing is that a Fund’s net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by market prices. Examples of significant events may include, but will not necessarily include, an announcement by the issuer, a creditor, or a government body, political or economic events, natural disasters, or significant fluctuations in key markets that occurring after the close of the security’s principal market. Since some Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the Funds do not price their shares, the value of those Funds’ assets may change on days when you will not be able to purchase or redeem fund shares.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter are valued at the mean of the current bid and asked prices from such sources as the Board of Directors deems appropriate to reflect their fair value.

United States government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors designed to reflect in good faith the fair value of such securities.

As indicated in the prospectus, the net asset value per share of each Fund’s shares will be determined as of the close of the regular trading session of the New York Stock Exchange (the “NYSE”) on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. However, the NYSE may close on days not included in that announcement.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing its net asset value, the International Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Board of Directors, although the actual calculation may be done by others.

CAPITAL STOCK AND VOTING RIGHTS

The authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one tenth of one cent ($0.001) per share. The Corporation’s Board of Directors is authorized to divide the unissued shares into separate series of stock. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series has equal distribution, liquidation and voting rights within the series in which it was issued. Each share of a Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.

HOW ARE THE FUNDS TAXED?

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Taxes.” The Prospectus generally describes the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules such as insurance companies; tax-exempt organizations; shareholders holding Fund shares through tax-advantaged accounts (such as a 401 (k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are not subject to the federal alternative minimum tax (“AMT”).

The Corporation has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company

The Corporation intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Corporation as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including but not limited to gains from options, futures or forward contracts). Pursuant to future Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)) or the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Capital Loss Carry-Forwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

Any losses incurred in the taxable year subsequent to October 31 will be deferred to the next taxable year and used to reduce subsequent year distributions. As of October 31, 2005, each of the following Funds had the following capital loss carry-forwards for federal income tax purposes, which will expire in the following years:

Fund Name	2009	2010	2011	Total
Large Cap Equity Fund	$8,541,038	$30,679,255	$1,646,965	$40,867,258
International Fund	$3,705,032	$66,634,575	$5,474,303	$75,813,910

Equalization Accounting

Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Excise Tax

A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12-month period ending on October 31 of that year and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Taxation of Fund Investments

In general, realized gains or losses on the sale of portfolio securities, will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its distributable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to mark-to-market any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the

Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index will not constitute qualifying income after June 30, 2006. Additionally, certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivative transactions. The Real Return Fund intends to limit its investments in commodity-linked derivatives in a manner designed to ensure its continued qualification as a regulated investment company under the Code. Each Fund also intends to account for derivative transactions in a manner it deems to be appropriate. However, the IRS might not agree with determinations made by a Fund. If it did not, the status of the Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

Taxation of Distributions

Except for exempt-interest distributions paid out by the Fund, defined below, all distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a federal income tax return. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but are not eligible for the dividends-received deduction for corporations. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells, pursuant to a cash or in-kind redemption or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. If a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other shares of the same Fund within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gains distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only the International Fund expects to qualify for the election. However, even if the International Fund qualifies for the election for a year, it may not make the election for such year. The Fund will notify each shareholder within 60 days after the close of the Fund’s taxable year whether it has elected for the foreign taxes paid by the Fund to “pass-through” for that year.

Even if a Fund qualifies for and makes the election, foreign income and similar taxes will only pass-through to the Fund’s shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. The International Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

If the International Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If such shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

Federal Income Tax Rates

As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations, as long as certain holding period requirements are met and the dividends are attributable to qualified dividends received by the Fund itself. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. Only dividends from direct investments will qualify. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Fund distribution as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding

The Corporation may be required to withhold, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS has notified the Corporation that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may credit the amounts required to be withheld as a credit against his or her federal income tax liability, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations if the corporate shareholder would qualify for such deduction if the Fund were not a regulated investment company. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

Foreign Shareholders

With respect to taxable years beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related distributions” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). In order to qualify for an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will be deemed property situated in the United States and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships. If a Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, foreign shareholders of the Fund generally will be subject to increased federal income taxation without a corresponding benefit for the pass-through.

Additional Considerations for the Municipal Bond Fund

If at least 50% of the value of a regulated investment company’s total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay “exempt-interest distributions.” The Municipal Bond Fund intends to so qualify and is designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

Distributions of capital gains or income not attributable to interest on the Municipal Bond Fund’s tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

Not later than 60 days after the close of its taxable year, the Municipal Bond Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of the Municipal Bond Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.

In addition, certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating federal AMT. Tax preference items include tax-exempt interest on “private activity bonds.” To the extent that the Municipal Bond Fund invests in private activity bonds, its shareholders will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Municipal Bond Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Municipal Bond Fund’s expenses in computing their federal AMT. In addition, exempt-interest distributions paid by the Municipal Bond Fund to a corporate shareholder is included in the shareholder’s “adjusted current earnings” as part of its federal AMT calculation, and may also affect its federal “environmental tax” liability. As of the date of this SAI, individuals are subject to the federal AMT at a maximum rate of 28% and corporations are subject to the federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the federal AMT should consult their own tax advisors. A significant portion of exempt-interest distributions from the Municipal Bond Fund may be treated as a “tax preference item,” as discussed above.

The IRS is paying increased attention on whether obligations intended to produce interest exempt from federal income taxation in fact meet the requirements for such exemption. Ordinarily, the Municipal Bond Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize the Municipal Bond Fund’s ability to pay exempt-interest distributions.

FINANCIAL INFORMATION

The Financial Statements incorporated herein by reference from the Funds’ 2005 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in auditing and accounting.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, INCORPORATED HEREIN BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

STANDARD AND POOR’S LONG-TERM DEBT RATING DEFINITIONS

AAA—Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degrees.

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB—Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B—Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC—Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC—The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C—The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY’S INVESTORS SERVICE, INC. LONG-TERM BOND RATING DEFINITIONS

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA—Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA—Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA—Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A—Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB—Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B—Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC—Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC—Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C—Bonds are imminent default in payment of interest or principal.

MOODY’S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

PRIME-1—Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earning coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2—Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR’S COMMERCIAL PAPER RATINGS

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

F-1—(Highest Credit Quality) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

F-2—(Very Good Credit Quality) Issues assigned this rating reflect an assurance of timely payment, but margin of safety is not as great as in the case of the higher ratings.

APPENDIX B

Old Westbury Funds, Inc.

Proxy Voting Policy

It is the policy of the Board of Directors of Old Westbury Funds, Inc. (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities to each investment adviser as a part of the adviser’s general management of the portfolio, subject to the Board’s continuing oversight.1 The following are the guidelines adopted by the Board for the administration of this policy:

Fiduciary Duty

Each adviser to whom authority to vote on behalf of the Old Westbury Funds, Inc. (the “Funds”) is delegated acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

Review of Policies & Procedures

Each adviser must present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. The Board shall review the policies, procedures and other guidelines presented by each adviser to determine that they meet the requirements of this policy.

Voting Record Reporting

Each adviser must include in its Board presentation materials once each year a record of each proxy voted with respect to portfolio securities of the Funds during the year. The report must include a separate report of proxies with respect to which the adviser or its affiliates have such a relationship that proxies presented with respect to those companies give rise to a conflict of interest between the adviser and the Funds indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Sub-advisers

The adviser may, but is not required to further delegate the responsibility for voting proxies relating to portfolio securities to a sub-adviser retained to provide investment advisory services to portfolios of the Funds. If such responsibility is delegated to a sub-adviser, the sub-adviser shall assume the reporting responsibilities of the adviser under these policy guidelines.

Record Retention

Each adviser will maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

Revocation

The delegation of authority by the Board to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

[1]	The advisers of the Funds and PFPC Distributors, Inc., the Funds’ principal underwriter, are not affiliates. The delegation of authority to the advisers to vote proxies relating to portfolio securities eliminates the potential for conflicts of interest between PFPC Distributors, Inc. and the Funds’ shareholders from the proxy voting process.

BESSEMER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy Guidelines

December 1, 2006

An important component of Bessemer’s investment discipline is making appropriate proxy voting decisions. In an effort to support proposals that maximize the value of our clients’ investments over the long term, Bessemer has developed a set of principles that guide our voting decisions. While Bessemer’s voting will generally follow these guidelines, specific voting decisions may differ in any instance where Bessemer believes it to be in the best interest of shareholders.

The Bessemer Proxy Committee (“Proxy Committee”)1 oversees the proxy voting process. The Proxy Committee reviews and approves amendments to the Bessemer Proxy Voting Policy Guidelines every six months or more frequently on a needed basis. The Proxy Committee will seek the input of Bessemer’s portfolio managers and research analysts in regards to controversial matters (i.e. contested board election, merger and acquisition activity, etc) prior to making a voting decision.

Bessemer has contracted with Institutional Shareholder Services (“ISS”), a professional proxy voting and corporate governance service, to provide research on proxy issues and to vote proxies in accordance with Bessemer’s guidelines.

Bessemer may refrain from voting in certain cases where it deems appropriate, if, for example, the cost of voting appears to exceed the expected benefits, or when voting could result in the imposition of trading or other restrictions that may restrict liquidity or otherwise impair investment returns. These conditions are most likely to exist with respect to non-U.S. securities.

1. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on uncontested director nominees of U.S. companies will be cast as recommended by ISS based on their research and analysis, except that votes will be WITHHELD from director nominees who:

•	Have poor attendance history at board and committee meetings as determined by ISS;

•	Own no company stock and have served on the board for more than one year;

•	Are inside directors or affiliated outside directors and the full board is less than majority independent;

•	Are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee;

[1]	Comprised of Bessemer’s Chief Investment Officer, U.S. Equities Portfolio Manager, Compliance Officer, and Senior Portfolio Analyst.

BESSEMER INVESTMENT MANAGEMENT LLC

•	Are compensation committee members and the company has poor compensation practices as determined by ISS;

•	Have ignored a proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years;

•	Have adopted a poison pill without shareholder approval since the company’s last annual meeting where there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

•	Have kept in place a dead-hand or modified dead-hand poison pill;

•	Have taken egregious actions or failed to replace management as appropriate, as determined by ISS.

Vote FOR nominees for directors of non-U.S. companies in uncontested elections unless there are specific concerns adverse to shareholder interest.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR proposals requiring that the positions of chairman and CEO be held separately.

Majority of Independent Directors/Establishment of Committees

Vote FOR proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold under ISS’ definition of independence.

Vote FOR proposals asking that a majority or more of directors on the board, audit, compensation, and/or nominating committees be independent, unless the committee composition already meets this standard.

Majority Vote Proposals

Vote FOR reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

BESSEMER INVESTMENT MANAGEMENT LLC

Stock Ownership Requirements

Vote FOR proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. Stock ownership on the part of directors is desirable.

2. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote.

Cumulative Voting

Vote FOR proposals to eliminate cumulative voting. Vote AGAINST proposals to restore or permit cumulative voting.

Confidential Voting

Vote FOR proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

BESSEMER INVESTMENT MANAGEMENT LLC

3. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors will be evaluated on a CASE-BY-CASE basis, taking into consideration the company’s long-term financial performance, management’s track record, the qualifications of each slate of director nominees and the actions being recommended by each.

Reimbursing Proxy Solicitation Expenses

If the vote is in favor of the dissidents, vote FOR reimbursing proxy solicitation expenses. If the vote is against the dissidents, vote AGAINST reimbursing proxy solicitation expenses.

5. Capital Structure

Common Stock Authorization

Vote FOR proposals to increase the number of shares of common stock authorized for issuance unless ISS’s research and analysis indicate that the resulting authorized but unissued shares are excessive. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals to create a new class of nonvoting or subvoting common stock.

6. Executive/Director Compensation and Employee Stock Plans

Equity-Based Compensation Proposals

Vote FOR reasonably-crafted proposals requiring senior management to own a specified amount of company stock.

BESSEMER INVESTMENT MANAGEMENT LLC

Votes with respect to compensation plans will be cast as recommended by ISS based on their research and analysis, which is summarized below. ISS will value every award type granted by U.S. companies, using the expanded compensation data disclosed under the SEC’s measure the total cost to shareholders of a company’s equity plans. If the cost is deemed to be reasonable, then ISS generally will vote FOR the proposal. However, ISS generally will vote AGAINST equity incentive plan proposals, even if the plans’ cost is deemed reasonable, if any of the following factors apply: a) the ability to reprice stock options without prior shareholder approval, b) excessive CEO compensation relative to company performance (pay-for-performance disconnect), c) excessive three-year average burn rate, or d) the plan is a vehicle for poor pay practices, such as egregious compensation practices.

ISS will evaluate plans proposed by non-U.S. companies using the data available to analyze dilution issues and other plan terms, including plan administration.

Management Proposals Seeking Approval to Reprice Options

Vote AGAINST management proposals seeking approval to reprice options.

Employee Stock Purchase Plans – Qualified Plans

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans – Non-Qualified Plans

Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase if there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap as calculated by ISS.

BESSEMER INVESTMENT MANAGEMENT LLC

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) will be cast as recommended by ISS based on their research and analysis as long as the plan does not exceed the allowable cap and the plan does not violate any other supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Proposals on Compensation

Disclosure/Setting Levels or Types of Compensation for Executives and Directors: Generally, vote FOR proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST proposals requiring director fees be paid in stock only. All other proposals regarding executive and director pay will be voted taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Awards: Generally vote FOR proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless: 1) The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); 2) The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

BESSEMER INVESTMENT MANAGEMENT LLC

Severance Agreements for Executives/Golden Parachutes: Vote FOR proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Proposals to ratify golden parachutes are voted FOR if they include the following: 1) The triggering mechanism should be beyond the control of management; 2) The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs; 3) Change-in-control payments should be double-triggered, i.e., (a) after a change in control has taken place, and (b) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs): Generally vote FOR proposals requiring companies to draft reports detailing their SERP programs as well as proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Holding Periods: Vote in accordance with ISS’s recommendations on proposals asking companies to adopt holding periods or retention ratios for their executives. ISS’s recommendations generally take into account:

•	Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines, or

•	A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or

•	A meaningful retention ratio

•	officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

7. Poison Pills

Vote FOR proposals that ask a company to submit its poison pill for shareholder ratification. Vote FOR proposals to redeem a company’s poison pill and vote AGAINST management proposals to ratify a poison pill.

8. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructuring based on such factors as pricing and strategic rationale.

BESSEMER INVESTMENT MANAGEMENT LLC

9. Reincorporation Proposals

Proposals to change a company’s jurisdiction of incorporation will be evaluated by giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when recommended by company management.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity, and will be evaluated as to whether the proposal will enhance the economic value of the company.

The Proxy Committee will review ISS’s annual report on social policy shareholder resolutions as part of the Proxy Committee’s review of these guidelines.

In general, vote AGAINST proposals unless recommended by company management.

11. Issues in Countries with Share Blocking

Share blocking (the practice in some countries of prohibiting a shareholder from selling its shares for a specified period once it has cast its vote on an upcoming proxy) imposes a significant burden on shareholders in terms of reduced liquidity. Even in countries that permit unblocking, a lengthy delay is involved before a shareholder can execute a desired sale of securities. As a result of the potential inability of to sell shares when needed, Bessemer will NOT VOTE proxies in companies located in countries that practice share blocking.

12. Other Issues

All other issues are voted in accordance with the presumption that Bessemer will vote FOR proposals recommended by management and AGAINST proposals unless recommended by management.

13. Conflicts of Interest

In those situations where Bessemer determines that there is a potential conflict of interest, Bessemer will generally retain an independent fiduciary to vote the proxy. In certain cases, the proxy committee will refer the proxy to the governing board of the relevant investment company or the client institution.

Bessemer Trust Company, N.A. (“Bessemer”) and its affiliates provide services to the Old Westbury mutual funds, including investment advisory, custodian, shareholder servicing and administrative services, and receive fees for such services. Each mutual

BESSEMER INVESTMENT MANAGEMENT LLC

fund is described in a prospectus that contains more complete information about the fund, including such fees, fund investment objectives and risks. Investors should read the prospectus carefully before investing. The data provided here is for informational purposes only, is not intended as tax, legal or investment advice and is not a solicitation or recommendation to buy or sell the securities mentioned. Securities referred to herein are not deposits or other obligations of Bessemer or any other bank, are not guaranteed by Bessemer or any other bank, are not insured by the FDIC or any other governmental agency, and involve investment risks, including possible loss of principal invested.

Adopted as of May 19, 2003,

Restated as of November 18, 2003,

Restated as of May 6, 2004, and

Restated as of January 4, 2005

Restated as of April 27, 2006

Restated as of December 1, 2006

DIMENSIONAL FUND ADVISORS INC.

PROXY VOTING POLICIES

Dimensional Fund Advisors Inc. has adopted certain Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) for voting proxies on behalf of clients. The Investment Committee at Dimensional is generally responsible for overseeing the implementation of Dimensional’s proxy voting process. The Investment Committee may designate one or more of its members to oversee specific, on-going compliance with respect to the Voting Policies and may designate other personnel of Dimensional to vote proxies on behalf of its clients, including all authorized traders of Dimensional.

Dimensional votes proxies in a manner it believes to be consistent with the best interests of its clients. Generally, Dimensional analyzes proxy statements on behalf of its clients in accordance with the Voting Policies and the Voting Guidelines. Most proxies that Dimensional receives will be voted in accordance with the predetermined Voting Guidelines. Since nearly all proxies are voted in accordance with the Voting Guidelines, it normally will not be necessary for Dimensional to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Dimensional during the proxy voting process. However, the Proxy Policies do address the procedures to be followed if a conflict of interest arises between the interests of Dimensional’s clients, and the interests of Dimensional or its affiliates. If an Investment Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines, Dimensional, prior to voting, will fully disclose the conflict to the client and vote the proxy in accordance with such client’s direction.

The Voting Guidelines summarize Dimensional’s positions on various issues and give a general indication as to how Dimensional will vote proxies on each issue. Dimensional will usually vote proxies in accordance with the Voting Guidelines. However, Dimensional reserves the right to vote certain issues counter to the Voting Guidelines if, after a review of the matter (which analysis will be documented in writing), Dimensional believes that a client’s best interests would be served by such vote. To the extent that the Voting Guidelines do not address a potential voting issue, Dimensional will vote on such issue in a manner that is consistent with the spirit of the Voting Guidelines and that Dimensional believes would be in the best interest of the client. Pursuant to the Voting Guidelines, Dimensional generally votes for matters such as: (i) routine business decisions (such as stock splits, name changes and setting the number of directors); (ii) reverse anti-takeover amendments; (iii) auditors; (iv) directors; (v) proposals establishing or increasing indemnification of directors; (vi) proposals eliminating or reducing director’s liability; (vii) equal access to the proxy; (viii) the right to act by written consent of shareholders and to hold special meetings of shareholders; (ix) the separation of audit and consulting responsibilities; and (x) confidential voting. As provided in the Voting Guidelines, Dimensional generally votes against matters such as: (i) anti-takeover measures (such as reincorporation to facilitate a takeover defense, adoption of fair price amendments, institution of classified boards of directors, elimination of cumulative voting and creation of super majority provisions); (ii) the issuance of a new class of stock with unequal voting rights; and (iii) blank check preferred stock proposals. The Voting Guidelines also provide that Dimensional will generally consider on an individual basis such proposals as: (i) increasing authorized common stock; (ii) establishing or increasing a stock option plan or other employee compensation plan; (iii) approving a reorganization or merger; (iv) approving a proposal by a dissident shareholder in a proxy battle; and (v) issues related to independent directors.

Under certain circumstances, Dimensional may not be able to vote proxies or Dimensional may find that the expected economic costs from voting outweigh the benefits associated with voting. Generally, Dimensional does not vote proxies on foreign securities due to local restrictions, customs or anticipated expenses.

ADDRESSES

OLD WESTBURY FUNDS, INC.

760 Moore Road

King of Prussia, PA 19406

Distributor

PFPC DISTRIBUTORS, INC.

760 Moore Road

King of Prussia, Pennsylvania 19406

Investment Adviser

BESSEMER INVESTMENT MANAGEMENT LLC

630 Fifth Avenue

New York, New York 10111

Investment Sub-Advisers

BESSEMER GROUP (U.K.) LIMITED

(SUB-ADVISER TO THE INTERNATIONAL FUND)

One Stanhope Gate, London, England, W1K 1AF

DIMENSIONAL FUND ADVISORS INC.

(SUB-ADVISER TO THE GLOBAL SMALL CAP FUND)

1299 Ocean Avenue, 11th Floor

Santa Monica, CA 90401

CHAMPLAIN INVESTMENT PARTNERS, LLC

(SUB-ADVISER TO THE GLOBAL SMALL CAP FUND)

346 Shelburne Road

Burlington, VT 05401

Custodians

BESSEMER TRUST COMPANY (NEW JERSEY)

100 Woodbridge Center Drive

Woodbridge, New Jersey 07095

CITIBANK, N.A.

111 Wall Street

New York, New York 10005

Administrator, Fund Accountant and Transfer Agent

PFPC INC.

760 Moore Road

King of Prussia, Pennsylvania 19406

Independent Registered Public Accounting Firm

ERNST & YOUNG LLP

5 Times Square

New York, New York 10036

Fund Counsel

MORRISON & FOERSTER LLP

2000 Pennsylvania Avenue NW, Suite 5500

Washington, D.C. 20006

Counsel to the Independent Directors

PAUL HASTINGS JANOFSKY & WALKER LLP

75 East 55th Street

New York, New York 10022

PART C

OTHER INFORMATION

OLD WESTBURY FUNDS, INC.

ITEM 23.	EXHIBITS

(a)(i)	Articles of Incorporation of the Registrant are incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement filed on October 5, 1993 (File No. 33-66528).

(a)(ii)	Articles Supplementary of the Registrant, Amendment No. 1 are incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement filed on February 29, 2000 (File No. 33-66528).

(a)(iii)	Articles Supplementary of the Registrant, Amendment No. 2 are incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement filed on February 29, 2000 (File No. 33-66528).

(a)(iv)	Articles Supplementary of the Registrant, Amendment No. 3 are incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement filed on February 29, 2000 (File No. 33-66528).

(a)(v)	Articles Supplementary of the Registrant, Amendment No. 4 are incorporated by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement filed on February 20, 2004 (File No. 33-66528).

(a)(vi)	Articles Supplementary of the Registrant, Amendment No. 5 are incorporated by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement filed on May 28, 2004 (File No. 33-66528).

(a)(vii)	Articles Supplementary of the Registrant, Amendment No. 6 are incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement filed on March 16, 2005 (File No. 33-66528).

(b)	Copy of By-Laws of the Registrant are incorporated by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement filed on February 28, 1996 (File No. 33-66528).

(c)	Not Applicable.

(d)(i)	Investment Advisory Agreement between the Registrant, on behalf of the Real Return Fund and Global Small Cap Fund, and Bessemer Investment Management LLC dated March 16, 2005 is incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement filed on March 16, 2005 (File No. 33-66528).

(d)(ii)	Amendment No. 1 to the Investment Advisory Agreement dated September 1, 2005 between the Registrant, on behalf of the Real Return Fund and Global Small Cap Fund, and Bessemer Investment Management LLC to add the Large Cap Equity Fund, Mid Cap Equity Fund, Fixed Income Fund, Municipal Bond Fund and International Fund, is incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed on February 28, 2006 (File No. 33-66528).

(d)(iii)	Form of Sub-Advisory Agreement between the Registrant, Bessemer Investment Management LLC and Dimensional Fund Advisors, Inc. (“DFA”) with respect to Old Westbury Global Small Cap Fund is incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement filed on March 16, 2005 (File No. 33-66528).

(d)(iv)	Form of Sub-Advisory Agreement between the Registrant, Bessemer Investment Management LLC and Bessemer Group U.K. with respect to Old Westbury International Fund is incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed on December 19, 2003 (File No. 33-66528).

(d)(v)	Form of Sub-Advisory Agreement between the Registrant, Bessemer Investment Management LLC and Champlain Investment Partners, LLC (“Champlain”) with respect to Old Westbury Global Small Cap Fund is incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed on February 28, 2006 (File No. 33-66528).

(e)(i)	Underwriting Agreement dated April 3, 2006 between Registrant and PFPC Distributors, Inc. is filed herewith.

(e)(ii)	Form of Selling Agreement is filed herewith.

(f)	Not Applicable.

(g)(i)	Custody Agreement between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement filed on October 5, 1993 (File No. 33-66528).

(g)(ii)	Amendment to Custodian Agreement dated May 2, 2001 between Registrant and Bessemer Trust Company is filed herewith.

(g)(iii)	Second Amendment to Custodian Agreement dated September 1, 2004 between Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed on January 31, 2005 (File No. 33-66528).

(g)(iv)	Third Amendment to Custodian Agreement dated September 1, 2005 between Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed on February 28, 2006 (File No. 33-66528).

(g)(v)	Form of Global Custodial Services Agreement dated March 16, 2005 between Registrant and Citibank, N.A. is incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement filed on March 16, 2005 (File No. 33-66528).

(h)(i)	Administration and Accounting Services Agreement dated April 3, 2006 between the Registrant and PFPC Inc. is filed herewith.

(h)(ii)	Transfer Agency Services Agreement dated April 3, 2006 between the Registrant and PFPC Inc. is filed herewith.

(i)	Not Applicable.

(j)

Consent of Independent Registered Public Accounting Firm is incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed on February 28, 2006 (File No. 33-66528).

(k)	Not Applicable.

(m)(i)	Shareholder Servicing Agreement dated March 31, 2005 between the Registrant, on behalf of the Funds, and Bessemer Trust Company, N.A. is incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed on February 28, 2006 (File No. 33-66528).

(m)(ii)	Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 is filed herewith.

(m)(iii)	Form of Shareholder Servicing Agent Agreement is filed herewith.

(n)	Not Applicable.

(o)	Reserved.

(p)(i)	Code of Ethics of the Registrant as amended December 2004 is incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement filed on March 16, 2005 (File No. 33-66528).

(p)(ii)	Code of Ethics of Bessemer Investment Management LLC and its affiliates is incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement filed on March 16, 2005 (File No. 33-66528).

(p)(iii)	Code of Ethics of PFPC Distributors, Inc. is filed herewith.

(p)(iv)	Code of Ethics of Dimensional Fund Advisors LLC (“DFA”) is filed herewith.

(p)(v)	Code of Ethics of Champlain Investment Partners, LLC (“Champlain”) is incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed on February 28, 2006 (File No. 33-66528).

(q)(i)	Power of Attorney of Patricia L. Francy is filed herewith.

(q)(ii)	Power of Attorney of Marc D. Stern is filed herewith.

(q)(iii)	Power of Attorney of Eugene P. Beard is filed herewith.

(q)(iv)	Power of Attorney of Robert M. Kaufman is filed herewith.

(q)(v)	Power of Attorney of John R. Whitmore is filed herewith.

(q)(vi)	Power of Attorney of Andrew J. McNally is filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None.

ITEM 25. INDEMNIFICATION

Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to Registrant’s Registration Statement filed on February 26, 1997.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Bessemer Investment Management LLC (the “Adviser”) managers the Funds’ assets, including buying and selling portfolio securities. The Adviser’s address is 630 Fifth Avenue, New York, New York 10111.

The Adviser is a subsidiary of Bessemer Trust Company, which is a subsidiary of The Bessemer Group, Incorporated.

Information regarding the directors and officers of the Adviser is included in the Adviser’s Form ADV (SEC Number 801-60185) on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference.

DFA is a sub-adviser to the Global Small Cap Fund. Information regarding the directors and officers of DFA is included in DFA’s Form ADV on file with the SEC and is incorporated by reference.

Champlain is a sub-adviser to the Global Small Cap Fund. Information regarding the directors and officers of Champlain is included in Champlain’s Form ADV on file with the SEC and is incorporated by reference.

ITEM 27. PRINCIPAL UNDERWRITER

(a)	PFPC Distributors, Inc. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. As of July 1, 2006, the Distributor acted as principal underwriter for the following investment companies (other than the Registrant):

AFBA 5 Star Funds, Inc.

Atlantic Whitehall Funds Trust

CRM Mutual Fund Trust

E.I.I. International Property Fund

E.I.I. Realty Securities

GuideStone Funds

Highland Floating Rate Fund

Highland Floating Rate Advantage Fund

Kalmar Pooled Investment Trust

Matthews Asian Funds

Metropolitan West Funds

New Alternatives Fund

The RBB Fund, Inc.

RS Investment Trust

Stratton Growth Fund, Inc.

Stratton Monthly Dividend REIT Shares, Inc.

The Stratton Funds, Inc.

Van Wagoner Funds

Wilshire Mutual Funds, Inc.

Wilshire Variable Insurance Trust

Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

ABN AMRO Funds

Distributed by BlackRock Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

BlackRock Funds

BlackRock Bond Allocation Target Shares

BlackRock Liquidity Funds

International Dollar Reserve Fund I, Ltd.

Distributed by MGI Funds Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

MGI Funds

Distributed by Northern Funds Distributors, LLC, a wholly-owned subsidiary of PFPC Distributors, Inc.:

Northern Funds

Northern Institutional Funds

(b)	The Distributor is a Massachusetts corporation located at 760 Moore Road, Valley Forge, Pennsylvania 19406. The Distributor is a wholly-owned subsidiary of PFPC, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.

The following is a list of the directors and executive officers of the Distributor:

Name	Position(s) with Distributor
Brian Burns	Chairman; Director;

President; Chief Executive Officer

Michael Denofrio	Director

Nicholas Marsini	Director

Rita G. Adler	Chief Compliance Officer

John Munera	Anti-Money Laundering Officer

Christine P. Ritch	Chief Legal Officer;

Assistant Secretary; Assistant Clerk

Bradley A. Stearns	Secretary; Clerk

Julie Bartos	Assistant Secretary; Assistant Clerk

Amy Brennan	Assistant Secretary; Assistant Clerk

Craig Stokarski	Treasurer; Chief Financial Officer;

Financial & Operations Principal

Maria Schaffer	Assistant Treasurer; Controller

Bruno Di Stefano	Vice President

Susan K. Moscaritolo	Vice President

(c)	Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at the following locations:

(1)	PFPC Inc., Bellevue Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as administrative agent).

(2)	PFPC Inc., 760 Moore Road, Valley Forge, Pennsylvania 19406 (records relating to its functions as accounting, administrative, transfer agent and dividend disbursing agent).

(3)	PFPC Distributors, Inc., 760 Moore Road, Valley Forge, Pennsylvania 19406 (records relating to its functions as distributor).

(4)	Bessemer Investment Management LLC, 630 Fifth Avenue, New York, New York 10111 (records relating to its functions as investment adviser).

(5)	Bessemer Trust Company, 100 Woodbridge Center, Woodbridge, NJ 07095 (records relating to its functions as custodian).

(6)	Bessemer Group (UK) Limited, One Stanhope Gate, London, United Kingdom (records relating to its function as sub-adviser to the International Fund).

(7)	Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401 (records relating to its function as sub-adviser to the Global Small Cap Fund).

(8)	Champlain Investment Partners, LLC, 346 Shelburne Road, Burlington, Vermont 05401 (records relating to its function as sub-adviser to the Global Small Cap Fund).

(9)	Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, New York 10013 (records relating to its function as custodian).

ITEM 29. MANAGEMENT SERVICES

Not Applicable.

ITEM 30. UNDERTAKINGS

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant’s latest annual report to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the 1933 Act, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 14th day of December, 2006.

OLD WESTBURY FUNDS, INC.

By:
Marc D. Stern, President*

Pursuant to the requirements of the 1933 Act, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on the 14th day of December, 2006.

Name	Title	Date

Marc D. Stern	President*	December 14, 2006

Patricia Francy	Director*	December 14, 2006

Robert M. Kaufman	Director*	December 14, 2006

Eugene P. Beard	Director*	December 14, 2006

John R. Whitmore	Director*	December 14, 2006

Andrew McNally	Treasurer, Principal Financial Officer*	December 14, 2006

*By:	/s/ Steven Williamson
Steven Williamson
As Attorney-in-Fact
December 14, 2006

EXHIBIT INDEX

Exhibit No.	Description

23(e)(i)	Underwriting Agreement between Registrant and PFPC Distributors, Inc.

23(e)(ii)	Form of Selling Agreement.

23(g)(ii)	Amendment to Custodian Agreement between Registrant are Bessemer Trust Company.

23(h) (i)	Administration and Accounting Services Agreement between the Registrant and PFPC Inc.

23(h)(ii)	Transfer Agency Services Agreement between the Registrant and PFPC Inc.

23 (m)(ii)	Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

23 (m)(iii)	Form of Shareholder Servicing Agent Agreement.

23(p)(iii)	Code of Ethics of PFPC Distributors, Inc.

23(p)(iv)	Code of Ethics of Dimensional Fund Advisors LLC.

23(q)(i)	Power of Attorney of Patricia L. Francy.

23(q)(ii)	Power of Attorney of Marc D. Stern.

23(q)(iii)	Power of Attorney of Eugene P. Beard.

23(q)(iv)	Power of Attorney of Robert M. Kaufman.

23(q)(v)	Power of Attorney of John R. Whitmore.

23(q)(vi)	Power of Attorney of Andrew J. McNally.